UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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      .   Preliminary Proxy Statement

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  X .   Definitive Proxy Statement

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VOLITIONRX LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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X .	No fee required.
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VOLITIONRX LIMITED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 30, 2015

To Our Stockholders:

Notice is hereby given that the 2015 Annual Meeting (the “Annual Meeting”) of VolitionRx Limited (“VNRX,” the “Company,” “we” or “us”) will be held at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, at 9:00 a.m. local time on October 30, 2015, for the following purposes:

1.

Election of Directors.  To elect five directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.

Ratification of Selection of Independent Registered Public Accounting Firm.  To ratify the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2015;

3.

Advisory Vote on the Compensation of the Company’s Named Executive Officers.  To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement;

4.

Advisory Vote on Frequency of Advisory Vote on Compensation.  To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers;

5.

Approval of 2015 Stock Incentive Plan.  To approve the Company’s 2015 Stock Incentive Plan;

6.

Approval of Amended and Restated Bylaws.  To approve and adopt the amendment and restatement of the Company’s Bylaws; and

7.

Other Business.  To consider and act upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends that you vote “FOR” each of the director nominees named in Proposal 1, “FOR” Proposals 2, 3, 5 and 6, and every “1 YEAR” on Proposal 4.

The Board of Directors has fixed the close of business on September 1, 2015, as the Record Date for the determination of stockholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.  Only stockholders of record, and holders of shares in street name as represented by a bank or broker statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this Annual Meeting or any postponements or adjournments.

Your vote is very important.  Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy and voting instructions as soon as possible.  For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled “How to Vote” in the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

/s/ Cameron Reynolds
Cameron Reynolds – President, Chief Executive Officer and Director

Namur, Belgium

September 18, 2015

GENERAL INFORMATION

1

ABOUT THE MEETING

1

VOTING INFORMATION

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

6

MARKET FOR THE COMPANY’S COMMON EQUITY

9

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

9

DIRECTORS AND EXECUTIVE OFFICERS

10

CORPORATE GOVERNANCE OF THE COMPANY

14

Corporate Governance Practices and Policies

14

Director Independence

14

Term of Office for Directors and Officers

14

Family Relationships

14

Involvement in Certain Legal Proceedings

14

Board and Committee Meetings; Annual Meeting Attendance

14

Committees of the Board

14

Nominating Procedures

16

Board Leadership Structure and Role in Risk Oversight

16

Stockholder Communications

17

Code of Ethics

17

Related Party Transactions

17

Policy on the Review, Approval or Ratification of Transactions with Related Persons

18

REPORT OF THE AUDIT COMMITTEE

19

COMPENSATION OF NAMED EXECUTIVE OFFICERS

20

Summary Compensation Table

20

Outstanding Equity Awards

25

Long-Term Incentive Plans

27

PROPOSAL 1 -- ELECTION OF DIRECTORS

28

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

32

PROPOSAL 3 -- ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

34

PROPOSAL 4 -- ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION

   OF OUR NAMED EXECUTIVE OFFICERS

35

PROPOSAL 5 -- APPROVAL OF 2015 STOCK INCENTIVE PLAN

36

PROPOSAL 6 -- APPROVAL OF AMENDED AND RESTATED BYLAWS

45

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

47

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

47

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

47

DOCUMENTS INCORPORATED BY REFERENCE

47

WHERE YOU CAN GET ADDITIONAL INFORMATION

47

OTHER MATTERS

48

VOLITIONRX LIMITED

Centre Technologique

Rue du Séminaire, 20A

BE - 5000 Namur, Belgium

Telephone: +1 (646) 650-1351

Facsimile: +32 8172 5651

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 30, 2015

GENERAL INFORMATION

We have made this Proxy Statement, as well as the Notice of Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2014 (collectively the “Proxy Materials”) available to you on the Internet or, upon your request, in paper or e-mail form, in connection with the solicitation of proxies by the Board of Directors of VolitionRx Limited for the 2015 Annual Meeting (the “Annual Meeting”) of our stockholders to be held on October 30, 2015, and any adjournment or postponement of the Annual Meeting.  Proxies may also be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, mail or facsimile.  The cost of solicitation will be borne by the Company.

The Company is taking advantage of the Securities and Exchange Commission rules that allow us to furnish our proxy materials over the Internet to our stockholders rather than in paper form.  We believe that this delivery process will expedite our stockholders’ receipt of our proxy materials, reduce the environmental impact of our Annual Meeting of Stockholders and lower the costs of printing and distributing our proxy materials.  Accordingly, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which we expect to mail on or about September 18, 2015. You may request receipt of our Proxy Materials in paper or e-mail form by following the instructions on the Notice.

In this Proxy Statement, we refer to VolitionRx Limited as “VNRX,” the “Company,” “we,” or “us.” VolitionRx Limited has one wholly-owned operating subsidiary, Singapore Volition Pte Limited, a Singapore registered company (“Singapore Volition”). Singapore Volition has two wholly-owned subsidiaries, Belgian Volition SA, a Belgium registered company (“Belgian Volition”) and HyperGenomics Pte Limited, a Singapore registered company (“HyperGenomics Pte Limited”).

ABOUT THE MEETING

We are holding our Annual Meeting at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, on October 30, 2015, at 9:00 a.m. local time.  At our Annual Meeting, our stockholders will act upon the matters outlined herein. In addition, our management will report on our performance during the 2014 year and respond to questions from stockholders.

Attendance at the Annual Meeting will be limited to stockholders of the Company.  Stockholders will be required to furnish proof of ownership of the Company’s common stock before being admitted to the meeting.  Stockholders holding shares in street name are requested to bring a statement from the bank, broker or other holder of record confirming their ownership in the Company’s Stock.  For directions to the Annual Meeting, you may contact the Company’s Secretary, Rodney Rootsaert, by writing to VolitionRx Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, by telephone at +1 (646) 650-1351, or by facsimile at +32 8172 5651.

VOTING INFORMATION

All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy. If no directions have been specified using the Internet voting site, toll-free number or by marking the appropriate places on a Proxy Card, the shares will be voted in accordance with the Board’s recommendations which are:

1.

FOR the election of Cameron Reynolds, Dr. Martin Faulkes, Guy Innes, Dr. Alan Colman and Dr. Habib Skaff as directors of the Company to serve for a term of one (1) year until the next annual meeting of stockholders or until their successors are duly elected and qualified.

2.

FOR ratification of the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

3.

FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement.

4.

FOR the approval, on a non-binding advisory basis, to conduct future advisory votes on the compensation of our named executive officers every “1 YEAR.”

5.

FOR the approval of the Company’s 2015 Stock Incentive Plan.

6.

FOR the approval and adoption of the amendment and restatement of the Company’s Bylaws.

When using Internet or telephone voting, the voting systems will verify that you are a stockholder through the use of a company number for VolitionRx Limited and a control number unique to you.  If you vote by Internet or telephone, please do not also mail a Proxy Card.

If you plan to vote in person at the Annual Meeting, please bring valid identification.  Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Record Date

You may vote all shares that you owned as of September 1, 2015, which is the Record Date for the Annual Meeting. The Company is currently authorized to issue up to one hundred million (100,000,000) shares of common stock, par value $0.001 and one million (1,000,000) shares of preferred stock, par value $0.001. As of September 1, 2015, we had 18,059,715 shares of common stock issued and outstanding held of record by approximately 218 stockholders and no shares of preferred stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

A complete list of the stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the Annual Meeting at the Company’s offices at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending the Notice or, if requested, paper or e-mail copies of the Proxy Materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the Annual Meeting.  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending the Notice or Proxy Materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

How to Vote

Your Vote Is Important. We encourage you to vote promptly.  You may vote in any of the following ways:

By Internet – www.proxyvote.com:  Use the Internet to submit your proxy by going to www.proxyvote.com and following the instructions on how to complete an electronic proxy card up until 5:00 p.m. Eastern Time the day before the Annual Meeting date. You will need the 12-digit control number included on your Notice or your Proxy Card in order to vote by Internet.

By Telephone – 1-800-690-6903:  Use any touch-tone telephone to submit your proxy by dialing 1-800-690-6903 up until 5:00 p.m. Eastern Time the day before the Annual Meeting date. You will need the 12-digit control number included on your Notice or your Proxy Card in order to vote by telephone.

By Mail:  You may request a paper copy of the Proxy Materials from us by following the instructions on your Notice.  When you receive the Proxy Card, mark your selection on the Proxy Card, date and sign your name exactly as it appears on your Proxy Card.  Mail the Proxy Card in the postage-paid envelope that will be provided to you.

At the Annual Meeting:  If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person.  If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting.  If you vote using the Internet voting site or the toll-free number, or by signing and returning a Proxy Card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation of Proxies

You can revoke your proxy (or voting instructions if you hold your shares in street name) at any time before your shares are voted if you: (1) send a written notice to our Secretary indicating that you want to revoke your proxy; or (2) vote at a later date using the Internet voting site or toll-free number or deliver to our Secretary a duly executed Proxy Card bearing a later date, which revokes all previous proxies; or (3) attend the Annual Meeting in person, give written notice of revocation to the Secretary of the Annual Meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the outstanding shares of the Company’s common stock are present at the meeting, either in person or by proxy.  In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

Vote Required for Proposals

1.

Election of Directors (Proposal 1).  Directors are elected by a plurality of the shares of common stock that are present in person or represented by proxy, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.  A properly executed proxy marked “WITHHOLD” or “FOR ALL EXCEPT” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. The election of directors is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the election of directors, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.

2.

Ratification of Selection of Independent Registered Public Accounting Firm (Proposal 2).  The ratification of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2015 requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter.  A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal.  The ratification of Sadler, Gibb & Associates, LLC is a “discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the ratification of Sadler, Gibb & Associates, LLC, your broker may use its discretion to vote your uninstructed shares on this Proposal. Accordingly, broker non-votes will not result for this Proposal.

3.

Advisory Vote on Compensation of the Company’s Named Executive Officers (Proposal 3).  The approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in the Compensation of Named Executive Officers section of this Proxy Statement, requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter.  A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal.  The advisory vote on compensation is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on compensation, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes.  Broker non-votes will have no effect on the outcome of the Proposal.

4.

Advisory Vote on Frequency of Advisory Vote on Compensation (Proposal 4).  The option of 1 year, 2 years or 3 years that receives a majority of the shares present in person or represented by proxy and entitled to vote on the matter will indicate to the Board of Directors the frequency for the advisory vote on executive compensation selected by our stockholders.  In the absence of a majority of votes cast in support of any one frequency, the option of 1 year, 2 years or 3 years that receives the greatest number of votes will be considered the frequency selected by our stockholders.  A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted. The advisory vote on frequency is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on frequency, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect on the outcome of the Proposal.

5.

Approval of 2015 Stock Incentive Plan (Proposal 5).  The approval of the Company’s 2015 Stock Incentive Plan requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted.  Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal.  The approval of the 2015 Stock Incentive Plan is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the approval of the 2015 Stock Incentive Plan, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes.  Broker non-votes will have no effect on the outcome of the Proposal.

6.

Approval of Amended and Restated Bylaws (Proposal 6).  The approval and adoption of the amendment and restatement of the Company’s Bylaws requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter.  A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted.  Accordingly, an abstention will have the same effect as a vote “AGAINST” this Proposal.  The approval and adoption of the amendment and restatement of the Company’s Bylaws is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the approval and adoption of the amendment and restatement of the Company’s Bylaws, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes.  Broker non-votes will have no effect on the outcome of the Proposal.

Dissenter's Rights

Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal on any Proposal referred to herein.

Cumulative Voting

With respect to voting on the election of directors, stockholders shall not be entitled to cumulate votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of September 1, 2015, by: (i) each of our and our subsidiaries’ directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock.  Unless otherwise indicated, the stockholders listed below possess sole voting and investment power with respect to the shares they own.

As of September 1, 2015, there were 18,059,715 common shares issued and outstanding, 1,240,027 shares issuable upon the exercise of options within 60 days, and 3,133,239 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature Of Beneficial Ownership (1) (#)	Percent of Class (**) (2) (%)
Rodney Rootsaert(3) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	1,094,088	6.03%
Dr. Martin Faulkes(4) Eastwoods, The Chase Oxshott Surrey, UK KT22 0HR	Common	1,409,101	7.65%
Guy Innes(5) Titsey Place Oxted, UK, RH8 0SD	Common	1,529,534	8.30%
Cameron Reynolds(6) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	1,273,516	6.98%
Dr. Alan Colman(7) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	196,937	1.08%
Dr. Jacob Micallef(8) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	354,745	1.94%
Dr. Mark Eccleston(9) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	339,769	1.86%
Jason Terrell(10) 500 Painted Horse Trl Burnet, TX 7861, USA	Common	148,864	0.82%
Sarah Lee Hwee Hoon(11) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	34,000	0.19%
Habib Skaff(12) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	54,223	0.30%
Mike O’Connell(13) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	20,000	0.11%
David Kratochvil(14) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	75,000	0.41%
All Officers and Directors as a Group (12 Persons)	Common	6,529,778	32.84%
Concord International, Inc.(15) 1 Scotts Road, #24-05 Shaw Centre Singapore 228208	Common	1,004,088	5.56%
Cotterford Company Limited(16) Alma House, 7 Circular Road, Douglas Isle of Man, IM1 1AF United Kingdom	Common	1,447,616	7.84%

(1)

The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)

For each of the persons or groups identified in this table, the percentage is based on the sum of (a) 18,059,715 shares of our common stock issued and outstanding and (b) any shares issuable upon the exercise of stock options and any shares issuable upon the exercise of stock purchase warrants beneficially owned by such person or group within 60 days of September 1, 2015.

(3)

Rodney Rootsaert is VolitionRx’s Secretary. Mr. Rootsaert is also the Administrative and Legal Officer of Singapore Volition and the Secretary and a Director of Belgian Volition. Mr. Rootsaert’s beneficial ownership includes 0 shares of common stock and 90,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013, May 25, 2014, November 25, 2014 and February 18, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011. Further, Rodney Rootsaert is a controlling director of Concord International, Inc. and has voting and dispositive control over the 1,004,088 shares of common stock beneficially owned by Concord International, Inc. Cameron Reynolds is a potential beneficiary.

(4)

Dr. Martin Faulkes is a Director of VolitionRx, Singapore Volition and Belgian Volition. Dr. Faulkes’ beneficial ownership includes: 1,041,067 shares of common stock; 250,000 shares issuable upon the exercise of stock purchase warrants, which vested on July 13, 2011; 60,000 shares issuable upon the exercise of stock purchase options, which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013, May 25, 2014, November 25, 2014  and February 18, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011; and 58,034 shares issuable upon the exercise of stock purchase warrants.

(5)

Guy Innes is a Director of VolitionRx and Singapore Volition. Mr. Innes’ beneficial ownership includes: 1,170,197 shares of common stock; 100,000 shares issuable upon the exercise of stock purchase warrants which vested on March 24, 2011; 45,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013, May 25, 2014, November 25, 2014 and February 18, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011; and 214,337 shares issuable upon the exercise of stock purchase warrants.

(6)

Cameron Reynolds is VolitionRx’s President, Chief Executive Officer and a member of the Board of Directors. Mr. Reynolds is also the Chief Executive Officer and a Director of Singapore Volition, the Managing Director of Belgian Volition, and Chief Executive Officer and a Director of HyperGenomics Pte Limited. Mr. Reynolds’ beneficial ownership includes: 1,102,344 shares of common stock; 170,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013, May 25, 2014, November 25, 2014 and February 18, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011; and 1,172 shares issuable upon the exercise of stock purchase warrants.

(7)

Dr. Alan Colman is a Director of VolitionRx and Singapore Volition. Dr. Colman’s beneficial ownership includes: 53,937 shares of common stock; 100,000 shares issuable upon the exercise of stock purchase warrants which vested on April 1, 2011; 30,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013, May 25, 2014 and November 25, 2014 under the 2011 Equity Incentive Plan dated November 17, 2011; and 13,000 shares issuable upon the exercise of stock purchase warrants.

(8)

Dr. Jacob Micallef is a Director and the Chief Scientific Officer of Belgian Volition. Dr. Micallef’s beneficial ownership includes 86,166 shares of common stock and 10,000 shares issuable upon the exercise of stock purchase warrants. Further, Dr. Micallef is a controlling director of Borlaug Limited and has voting and dispositive control over 14,290 shares of common stock beneficially owned by Borlaug Limited, 9,290 shares issuable to Borlaug Limited upon the exercise of stock purchase warrants, and 235,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, December 13, 2012, May 25,2013, November 25, 2013,May 25, 2014, November 25, 2014 and February 18, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011.

(9)

Dr. Mark Eccleston is the Chief Scientific Officer of HyperGenomics Pte Limited. Dr. Eccleston’s beneficial ownership includes 66,451 shares of common stock and 15,000 shares issuable upon the exercise of stock purchase warrants. Further, Dr. Eccleston is a controlling director of Oncolytika Limited and has voting and dispositive control over 14,159 shares of common stock beneficially owned by Oncolytika Limited, 9,159 shares issuable to Oncolytika Limited upon the exercise of stock purchase warrants, and 235,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, December 13, 2012, May 25,2013, November 25, 2013, May 25, 2014, November 25, 2014 and February 18, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011.

(10)

Jason Terrell is VolitionRx’s Chief Medical Officer and Head of US Operations. Jason Terrell’s beneficial ownership includes 136,364 shares of common stock, and 12,500 shares issuable upon the exercise of stock purchase options which vested on February 18, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011.

(11)

Sarah Lee Hwee Hoon is the Secretary and a Director of Hypergenomics Pte Limited.  Ms. Hoon’s beneficial ownership includes 0 shares of common stock and 34,000 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013, May 25, 2014, November 25, 2014 and February 18, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011

(12)

Dr. Habib Skaff is a Director of VolitionRx. Dr. Skaff’s beneficial ownership includes: 14,580 shares of common stock and 36,500 shares issuable upon the exercise of stock purchase options which vested on May 25, 2012, November 25, 2012, May 25, 2013, November 25, 2013, May 25, 2014, November 25, 2014 and February 18, 2015, under the 2011 Equity Incentive Plan dated November 17, 2011; and 3,143 shares issuable upon the exercise of stock purchase warrants.

(13)

Mike O’Connell was VolitionRx’s Chief Financial Officer and Treasurer until his resignation on August 17, 2015. Mr. O’Connell’s beneficial ownership includes 0 shares of common stock and 20,000 shares issuable upon the exercise of stock purchase options which vested on February 18, 2015 and August 16, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011.

(14)

David Kratochvil is VolitionRx’s Chief Financial Officer and Treasurer as of August 17, 2015. Mr. Kratochvil’s beneficial ownership includes 0 shares of common stock and 75,000 shares issuable upon the exercise of stock purchase options which vested on August 17, 2015 under the 2011 Equity Incentive Plan dated November 17, 2011.

(15)

Concord International, Inc.’s beneficial ownership includes 1,004,088 shares of common stock. Rodney Rootsaert is a controlling director of Concord International, Inc. and has voting and dispositive control over the 1,004,088 shares of common stock. Cameron Reynolds is a potential beneficiary.

(16)

Cotterford Company Limited’s beneficial ownership includes: 1,048,947 shares of common stock, 94,516 shares issuable upon the exercise of stock purchase warrants which vested on June 21, 2011; and 304,153 shares issuable upon the exercise of stock purchase warrants. Jack Murphy holds investment and voting control over the shares of common stock beneficially owned by Cotterford Company Limited.

Changes in Control

We are not aware of any arrangements that have resulted, or may at a subsequent date result, in a change of control of the Company.

MARKET FOR THE COMPANY’S COMMON EQUITY

Between October 11, 2011 and February 6, 2015, our common stock was quoted on the OTC Bulletin Board under the symbol “VNRX.OB”. Because we were quoted on the OTC Bulletin Board, our securities may have been less liquid, received less coverage by security analysts and news media, and generated lower prices than might otherwise be obtained if they were listed on a national securities exchange.  On February 6, 2015, our common stock was listed on the NYSE MKT.

The following table sets forth the high and low sales prices for our common stock per quarter as reported by the NYSE MKT from February 6, 2015 and the high and low bid prices for our common stock per quarter as reported by the OTCBB for the period of January 1, 2013 to February 5, 2015 based on our fiscal year end of December 31.  These prices for periods prior to February 6, 2015 represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

	First Quarter (Jan. 1 – Mar. 31)	Second Quarter (Apr. 1 – Jun. 30)	Third Quarter (Jul. 1 – Sept. 30)	Fourth Quarter (Oct. 1 – Dec. 31)
2015 – High	$5.30	$4.30	$4.80(1)	N/A
2015 – Low	$3.75	$2.81	$2.90(1)	N/A
2014 – High	$3.25	$2.75	$9.28	$4.32
2014 – Low	$2.05	$1.30	$1.45	$3.25
2013 – High	$2.90	$3.00	$2.22	$2.79
2013 – Low	$1.31	$2.00	$0.25	$1.25

(1)

Through September 14, 2015.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended December 31, 2014, Forms 5 and any amendments thereto furnished to us with respect to the year ended December 31, 2014, and the representations made by the reporting persons to us, we believe that during the year ended December 31, 2014, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities have complied with all Section 16(a) filing requirements, except for Guy Innes, Martin Faulkes, Rodney Rootsaert and Cameron Reynolds, each of whom filed a late Form 4 to report option grants that occurred on August 18, 2014.

DIRECTORS AND EXECUTIVE OFFICERS

VolitionRx

The following table sets forth the names and ages of VolitionRx’s directors and executive officers as of September 1, 2015.

Name	Age	Position with the Company	Officer/Director Since
Cameron Reynolds	44	President	October 6, 2011
		Chief Executive Officer	October 6, 2011
		Director	October 6, 2011
David Kratochvil(1)	49	Chief Financial Officer	August 17, 2015
		Treasurer	August 17, 2015
Rodney Rootsaert	44	Secretary	October 6, 2011
Jason Terrell MD	35	Chief Medical Officer Head of US Operations	March 20, 2013
Dr. Martin Faulkes	71	Director Chairman of the Board	October 6, 2011 October 6, 2011
Guy Innes(2)(3)(4)	59	Director	October 6, 2011
Dr. Alan Colman(2)	66	Director	October 6, 2011
Dr. Habib Skaff(2)(3)(4)	38	Director	June 1, 2014

(1) Mike O’Connell served as VolitionRx’s Chief Financial Officer from July 1, 2014 until his resignation on August 17, 2015.

(2) Member of the Audit Committee

(3) Member of the Compensation Committee

(4) Member of the Nominations and Governance Committee

Singapore Volition

The following table sets forth the names and ages of Singapore Volition’s directors and executive officers as of September 1, 2015.

Name	Age	Position with Singapore Volition	Officer/Director Since
Cameron Reynolds	44	Chief Executive Officer	August 5, 2010
		Director	August 5, 2010
Rodney Rootsaert	44	Administration and Legal Officer	August 6, 2010
Dr. Martin Faulkes	71	Director	August 18, 2010
		Executive Chairman	March 22, 2011
Guy Innes	59	Director	August 18, 2010
Dr. Alan Colman	66	Director	April 1, 2011

Belgian Volition

The following table sets forth the names and ages of Belgian Volition’s directors and executive officers as of September 1, 2015.

Name	Age	Position with the Belgian Volition	Officer/Director Since
Gaetan Michel	42	Managing Director	July 24, 2015
Cameron Reynolds(5)	44	Director	October 27, 2010
Rodney Rootsaert	44	Secretary	October 4, 2010
		Director	October 4, 2010
Dr. Martin Faulkes	71	Director	August 10, 2011
Dr. Jacob Micallef	59	Director	August 10, 2011

(5) Cameron Reynolds served as Managing Director of Belgian Volition until his resignation on July 24, 2015.

HyperGenomics Pte Limited

The following table sets forth the names and ages of HyperGenomics Pte Limited’s directors and executive officers as of September 1, 2015.

Name	Age	Position with HyperGenomics Pte Limited	Officer/Director Since
Cameron Reynolds	44	Chief Executive Officer	March 7, 2011
		Director	March 7, 2011
Sarah Lee Hwee Hoon	39	Secretary	March 7, 2011
		Director	March 7, 2011

Scientific Officers

The following table sets forth the names and ages of our Scientific Officers as of September 1, 2015:

Name	Age	Position	Officer Since
Dr. Jacob Micallef	59	Chief Scientific Officer, VolitionRx	January 1, 2015
		Chief Scientific Officer, Belgian Volition	October 11, 2010
Dr. Mark Eccleston	44	Chief Scientific Officer, HyperGenomics Pte Limited	March 7, 2011

Background and Business Experience

The business experience during the past five years of the persons listed above is as follows:

CAMERON REYNOLDS serves as our President, Chief Executive Officer and Director of the Company. Information regarding Mr. Reynolds is provided under “Proposal 1 – Election of Directors” starting on page 28 of this Proxy Statement.

DAVID KRATOCHVIL serves as our Chief Financial Officer and Treasurer. Mr. Kratochvil has over twenty years of successful investment experience ranging from developed and emerging market equity, fixed income, and currency investing to commodity and private equity investing.  At Euro Pacific Capital, Mr. Kratochvil was Managing Director in the Corporate Finance department overseeing the firm’s investment banking efforts across a variety of sectors.  Additionally, he was an international portfolio manager at the multi-billion-dollar hedge fund Omega Advisors where he invested in international equities, emerging market debt, currencies, and commodities.  Prior to joining Omega, he was a Director at Merrill Lynch Asset Management in London where he was responsible for emerging market investing.  Mr. Kratochvil also ran his own advisory firm, Vista Capital Advisors, and worked as an equity analyst in New York, as a private equity investor in Prague, and as a business tax consultant in New York.  Mr. Kratochvil holds an MBA in finance and international business from the University of Chicago’s Booth School of Business and a B.S. in Economics with a double concentration in finance and accounting from The Wharton School at the University of Pennsylvania.  Mr. Kratochvil holds FINRA 7, 24, 63, 79, 86 and 87 registrations.  The Board of Directors believes that Mr. Kratochvil brings financial and accounting knowledge to the Company.

MIKE O’CONNELL served as our Chief Financial Officer and Treasurer from July 1, 2014 until his resignation on August 17, 2015. Mr. O’Connell set up his own consultancy to support investors and fast growing technology businesses – Isosceles Finance Limited (“Isosceles”), by providing finance and accounting infrastructure, CFO and corporate advisory services. Isosceles has worked with some of the fastest growing businesses in the United Kingdom and North America such as Metapack and InsightSoftware.com as well as with publicly quoted businesses such as Digital Barriers Plc and Nomad Digital Plc in the United Kingdom. Prior to Isosceles, Mr. O’Connell started to work in the field of growing technology companies where he became CFO of the United Kingdom-based systems integrator Pacific Group Plc. Mr. O’Connell is a qualified chartered accountant having trained with Ernst & Young in London.  The Board of Directors believes that Mr. O’Connell brought financial and accounting knowledge to the Company.

RODNEY ROOTSAERT serves as our Secretary. Prior to the Share Exchange Agreement by and between the Company, then under the name Standard Capital Corporation, its stockholders, Singapore Volition and the shareholders of Singapore Volition, dated September 26, 2011 (the “Share Exchange Agreement”), he was the Administration and Legal Officer of Singapore Volition, a position he held since August 6, 2010. Mr. Rootsaert concurrently serves as director and corporate secretary of Mining House Ltd., positions he has had since 2007. His responsibilities include ensuring compliance with all relevant statutory and regulatory requirements. From 2007 until 2011, Mr. Rootsaert served as corporate secretary for Magellan Copper and Gold Plc., where his duties included maintaining and preparing company documents, accounts and contracts.  Due to Mr. Rootsaert’s nine years of experience in providing corporate, legal and administrative services and prior roles as corporate secretary for small public companies, the Board of Directors believes that he is a valuable addition to our team.

JASON TERRELL MD serves a Chief Medical Officer and Head of U.S. Operations.  Dr. Terrell currently owns and operates multiple diagnostic laboratories in Texas within the Any Lab Test Now franchise, a direct access lab testing company, and has also served as a National Franchise Corporate Medical Director for Any Lab Test Now, giving him oversight of over 70 franchises in 14 states. He has served on the Board of CDEX Inc., a US listed company developing drug validation technology since 2013 and as Medical Director of CDEX Inc. since 2011. Dr. Terrell was educated at Hardin-Simmons University (Biochemistry), where he graduated Summa cum Laude, receiving the Holland Medal of Honor as the top graduate in the School of Science and Mathematics. He then attended the University of Texas at Houston Medical School and affiliate MD Anderson Cancer Center (Doctor of Medicine). He undertook his General Medicine Internship and Anatomic and Clinical Pathology residency at Texas Tech University Health Sciences Center. Dr. Terrell holds medical licenses in 14 states across the United States. Our Board of Directors has concluded that Dr. Terrell brings value to the Company with his strong grounding in both medicine and more specifically in diagnostics.

DR. MARTIN FAULKES serves as Executive Chairman of the Board of Directors.  Information regarding Dr. Faulkes is provided under “Proposal 1 – Election of Directors” starting on page 28 of this Proxy Statement.

GUY INNES serves as a Director.  Information regarding Mr. Innes is provided under “Proposal 1 – Election of Directors” starting on page 28 of this Proxy Statement.

DR. ALAN COLMAN serves as a Director.  Information regarding Dr. Colman is provided under “Proposal 1 – Election of Directors” starting on page 28 of this Proxy Statement.

DR. JACOB MICALLEF serves as Chief Scientific Officer of the Company and Chief Scientific Officer and Director of Belgian Volition.  Prior to the Share Exchange Agreement he served as a Science Executive Officer of Belgian Volition since October 11, 2010, but was not otherwise involved with Singapore Volition.  Dr. Micallef joined Cronos Therapeutics in 2004 and in 2006 Cronos was listed in the United Kingdom on AIM, becoming Valirx.  Dr. Micallef continued to work as Technical Officer for Valirx, where he in-licensed the HyperGenomics® and Nucleosomics® technologies and co-founded ValiBio SA., which is now Belgian Volition SA, a subsidiary of Singapore Volition.  From 2004 to 2007, he taught “science and enterprise” to science research workers from four universities at CASS Business School before joining Cronos.  In 2001, Dr. Micallef co-founded Gene Expression Technologies, after getting his MBA in 1999, where he successfully led the development of the chemistry of the GeneICE technology and implemented the manufacture of GeneICE molecules.  He also played a major role in business development and procured a GeneICE contract with Bayer Pharmaceuticals.  Over a 15-year period, starting in 1985, Dr. Micallef worked for the World Health Organization (“WHO”).  While working for the WHO, Dr. Micallef developed new diagnostic products in the areas of reproductive health and cancer.  In 1990 he commenced development of a new diagnostic technology platform for WHO which was launched in 1992 and supported 13 tests.  Dr. Micallef also initiated and implemented in-house manufacture (previously outsourced to Abbott Diagnostics Inc.) and world-wide distribution of these products for WHO.  Also in 1990, he started a “not-for-profit” WHO company, Immunometrics Ltd., which marketed and distributed those diagnostic products worldwide.  Dr. Jacob Micallef has 20 years of experience in research and development and in the management of early stage biotechnical companies, including the manufacture of biotechnology products and the establishment of manufacturing operations.  The Board of Directors believed that Dr. Micallef’s prior work with Belgian Volition in the development of diagnostic products would continue to be an asset to us in his role as Chief Scientific Officer of our subsidiary, Belgian Volition.

DR. MARK ECCLESTON serves as Chief Scientific Officer of Hypergenomics Pte Limited.  Prior to the Share Exchange Agreement Dr. Eccleston served as a Science Executive Officer of HyperGenomics Pte Limited since March 7, 2011, but was not otherwise involved with Singapore Volition.  In 2010, Dr. Eccleston founded OncoLytika, which focuses on opportunity recognition and product/process innovation within start-ups as well as established companies, where his main responsibilities are advising companies on business development and preclinical project management.  From 2008 to 2009, Dr. Eccleston held a program management position at Valirx Plc., where he ran multiple epigenetics-based diagnostic and therapeutics programs.  Dr. Eccleston has also held various other roles in business and industry including: Chief Scientific Officer from 2005 to 2008 as consultant to Cambridge Applied Polymers, where he devised and managed multiple high value consultancy projects for clients including Cadburys, Kellogg’s, Reckitt Benckiser, Proctor and Gamble, and Umbro as well as a Spanish company specializing in non-woven (polymeric) fabric, Tesalca; and CEO of Vivamer Ltd. in 2002, a company spun out from Cambridge University where he was responsible for commercialization of drug delivery and imaging technologies based on extensive work in this area during his academic career.  Mr. Eccleston is a biotechnology entrepreneur with over 18 years of experience in the sector, both in academia and in industry. In light of this and Dr. Eccleston’s past work in biotechnology, epigenetics and diagnostics, Dr. Eccleston was appointed as a Chief Scientific Officer of our subsidiary HyperGenomics Pte Limited.

DR. HABIB SKAFF serves as a Director.  Information regarding Dr. Skaff is provided under “Proposal 1 – Election of Directors” starting on page 28 of this Proxy Statement.

SARAH LEE HWEE HOON serves as Secretary and a Director of Hypergenomics Pte Limited. Ms. Lee has more than ten years’ experience in corporate accounting and the provision of audit, taxation, finance and corporate secretarial services.  Ms. Lee graduated from the Association of Accounting Technicians (Singapore) in 1996 and from the University of Bedfordshire with a Bachelor (Honors) Degree in Accounting in 2010.  From 2007 to 2012, Ms. Lee has served as company secretary and regional accountant of PB Commodities Pte Ltd (“PB Commodities”) where her duties include providing administrative services, maintaining and preparing company accounts and ensuring compliance with all Singaporean regulatory requirements under the Companies Act and Singapore Finance Reporting Standards.  Through PB Commodities, Ms. Lee also provides administrative, accounting and corporate secretarial services to several other junior mining companies in Singapore.  Prior to the Share Exchange Agreement, Miss Lee served as a Secretary and Director of Hypergenomics Pte. Limited since March 7, 2011 but was not otherwise involved with Singapore Volition.  She was appointed to these positions due to her past accounting and corporate experience.

CORPORATE GOVERNANCE OF THE COMPANY

Our business is managed by the Company’s Board of Directors.  Our Board members are informed of our business through discussions with management, materials provided to them, visits to the Company’s offices and facilities, and their participation in Board meetings.

Corporate Governance Practices and Policies

Our Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the SEC, and other corporate governance recommendations.  Our Board addresses, among other things, the Board’s composition, qualifications and responsibilities, director education and stockholder communication with directors.

Director Independence

For purposes of determining director independence, the Board reviews a summary of the relationships of each director with the Company and other facts relevant to the analysis of whether the directors qualify as “independent directors” under the NYSE MKT Company Guide §803(A)(2).  No director qualifies as independent unless the issuer’s Board of Directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In addition, the NYSE MKT Company Guide provides a non-exclusive list of persons who may not be considered independent.

The Board of Directors has affirmatively determined that each of Dr. Habib Skaff, Guy Innes and Dr. Alan Colman are independent directors under the rules of the NYSE MKT.  In addition, the members of the Audit Committee are independent directors pursuant to the heightened independence criteria for members of Audit Committees set forth in SEC rules.

Term of Office for Directors and Officers

Each director serves for a term of one year and until his successor is elected at the next Annual Stockholders’ Meeting and is qualified, subject to removal by the stockholders.  Each officer serves for a term of one year and until his successor is elected at a meeting of the Board of Directors and is qualified.

Family Relationships

We currently do not have any officers or directors of our Company who are related to each other.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of VolitionRx, Singapore Volition or its subsidiaries, has been involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.

Board and Committee Meetings; Annual Meeting Attendance

During the fiscal year ended December 31, 2014, the Board of Directors held 4 regularly scheduled and 0 special meetings. During the fiscal year ended December 31, 2014, the Audit Committee held 1 regularly scheduled and 0 special meetings.  During the fiscal year ended December 31, 2014, the Compensation Committee held 1 regularly scheduled and 0 special meetings.  During the fiscal year ended December 31, 2014, the Nominations and Governance Committee held 1 regularly scheduled and 0 special meetings.

The Company does not have a policy with regard to Board members’ attendance at annual meetings of stockholders; however, directors are strongly encouraged to attend the annual meetings of stockholders whether in person or by telephone. All directors have attended, in person or via telephone conference, all meetings of the full Board and the meetings of committees on which each director served in 2014. Three directors attended the 2014 Annual Meeting of Stockholders.

Committees of the Board

On November 5, 2014, our Board of Directors established an Audit Committee, a Compensation Committee and a Nominations and Governance Committee.  The Committees operate pursuant to written charters adopted by the Board of Directors, copies of which are available on our website www.volitionrx.com.  In addition, from time to time, the Board of Directors may establish special committees when necessary to address specific issues.

Audit Committee

Our Audit Committee consists of three members, Mr. Guy Innes (Chair), Dr. Habib Skaff and Dr. Alan Colman, each of whom has been determined to be an independent director under applicable SEC rules and the applicable rules of the NYSE MKT.  The Audit Committee shall at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

The Audit Committee is responsible for, among other things:

•

appointing, terminating, compensating and overseeing the work of any independent auditor engaged to prepare or issue an audit report or other audit, review or attest services;

•

reviewing all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•

reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and internal controls and the audits of our financial statements;

•

establishing and overseeing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•

investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

•

determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

•

reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•

monitoring and evaluating the independent auditor’s qualifications, performance and independence on an ongoing basis;

•

reviewing reports to management prepared by the internal audit function, as well as management’s response;

•

reviewing and assessing the adequacy of the formal written charter on an annual basis; and

•

reviewing and approving related party transactions for potential conflict of interest situations on an ongoing basis; and overseeing such other matters that are specifically delegated to the Audit Committee by our Board of Directors from time to time.

The Board of Directors has affirmatively determined that Mr. Guy Innes is designated as an “Audit Committee financial expert.”

Compensation Committee

Our Compensation Committee consists of two members, Mr. Guy Innes (Chair) and Dr. Habib Skaff, each of whom has been determined to be an independent director under the applicable rules of the NYSE MKT.

The Compensation Committee is responsible for, among other things:

•

developing, reviewing, and approving our overall compensation programs, and regularly reporting to the full Board of Directors regarding the adoption of such programs;

•

developing, reviewing and approving our cash and equity incentive plans, including approving individual grants or awards thereunder;

•

reviewing and approving individual and company performance goals and objectives that may be relevant to the compensation of executive officers and other key employees;

•

reviewing and discussing with management the tables and narrative discussion regarding executive officer and director compensation to be included in the annual proxy statement; and

•

reviewing and assessing, on an annual basis, the adequacy of the formal written charter; and overseeing such other matters that are specifically delegated to the Compensation Committee by our Board of Directors from time to time.

Nominations and Governance Committee

Our Nominations and Governance Committee consists of two members, Mr. Guy Innes (Chair) and Dr. Habib Skaff, each of whom has been determined to be an independent director under the applicable rules of the NYSE MKT.

The Nominations and Governance Committee is responsible for, among other things:

•

identifying and screening candidates for our Board of Directors, and recommending nominees for election as directors;

•

assessing, on an annual basis, the performance of the Board of Directors and any committee thereof;

•

reviewing the structure of the board’s committees and recommending to the board for its approval directors to serve as members of each committee, including each committee’s respective chair, if applicable; and

•

reviewing and assessing, on an annual basis, the adequacy of the formal written charter on an annual basis; and generally advising our Board of Directors on corporate governance and related matters.

Nominating Procedures

The Nominations and Governance Committee will consider candidates for the Board of Directors from any reasonable source, including stockholder recommendations.  The Committee will not evaluate candidates differently based on who has made the proposal. The Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year. The Nominations and Governance Committee will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and that the composition of the Board of Directors satisfies applicable legal requirements. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Committee. The Nominations and Governance Committee will provide information progress updates to the Board of Directors and will meet to consider and recommend final director candidates to the entire Board.

Stockholders who wish to suggest qualified candidates should write to the Chair of the Nominations and Governance Committee at Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Committee.  A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

Board Leadership Structure and Role in Risk Oversight

Dr. Martin Faulkes serves as the Chairman of our Board of Directors.  Guy Innes is the lead independent director on the Board.  As the lead independent director, Mr. Innes regularly consults with the Chairman of the Board and management on the key issues concerning the Company.  Cameron Reynolds, our Chief Executive Officer, also serves as a director of the Company.  Due to Mr. Reynolds’ executive office position, he is not an independent director.

The Board of Directors regularly reviews information regarding the Company’s liquidity, operations and strategy, including the risks associated with each.  While our management is responsible for managing risks in our business, the Board views its role as one of oversight, focusing on satisfying itself that the risks related to the business are being managed.

Stockholder Communications

The Board of Directors encourages stockholders to send communications to the Board or to individual members of the Board. Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the Company who will forward them to the intended recipients.  However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or his designee, may not be forwarded to the directors.

If a stockholder wishes to communicate to the Board about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Board in care of the Chairman at the Company’s headquarters.  If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address.  If the stockholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the directors in care of the Company’s Secretary.

Stockholders who wish to contact our Board members either individually or as a group may do so by writing to c/o Corporate Secretary, VolitionRx Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, by telephone at +1 (646) 650-1351, or by facsimile at +32 8172 5651, specifying whether the communication is directed to the entire Board or to a particular director.  Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that such communications relate to matters that are within the scope of responsibilities of the Board.

Code of Ethics

We have adopted a Code of Ethics (the “Code”) that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.  A written copy of the Code is available on written request to the Company.

Related Party Transactions

For disclosures relating to certain transactions with related parties, see the “Summary Compensation Table” and the “Compensation of Directors Table” in this Proxy Statement. Additionally:

1)

On August 6, 2010, Singapore Volition entered into an agreement (the “Agreement”) with PB Commodities Pte Limited (“PB Commodities”). At the time of the Agreement, Laith Reynolds (former Director of Singapore Volition), Cameron Reynolds (current President, CEO and a Director of VolitionRx Limited) and Rodney Rootsaert (current Secretary of VolitionRx Limited) were serving as Directors of PB Commodities. (Subsequently, Mr. Cameron Reynolds resigned as a Director of PB Commodities on May 1, 2011 and Mr. Rootsaert resigned on September 20, 2011). PB Commodities does not operate for profit. The Agreement provides office space, office support staff, and consultancy services to Singapore Volition for the structuring, management, fundraising and development and implementation of its business plan. In exchange, Singapore Volition shall pay an initial set up fee to PB Commodities of $11,250 USD. Additionally, Singapore Volition shall pay $6,270 per month (increased from $5,700 per month on April 1, 2014) for office space and staff services as well as pay consultancy fees each month to PB Commodities for the services of Cameron Reynolds ($8,800 (increased from $8,000 on April 1, 2014)) and Rodney Rootsaert ($6,600 (increased from $6,000 on April 1, 2014)). Singapore Volition is also required to pay for all reasonable expenses incurred. The term of the Agreement is twelve months, commencing on September 1, 2010, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. For the fiscal years ended December 31, 2014 and December 31, 2013, Singapore Volition paid approximately $327,000 USD and $300,000 USD, respectively, to PB Commodities. A true and correct copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012 and is incorporated herein by reference.

2)

On August 10, 2011, Singapore Volition entered into a service agreement (the “Service Agreement”) with Volition Research Limited (“Research”), a 100% subsidiary of The Dill Faulkes Educational Trust (“DFET”). DFET is a company limited by guarantee (with no share capital or stockholders) and a registered UK charity (Charity No. 1070864) established to give back to the community. Since its inception in 1998, DFET has donated approximately $25 million USD (£15.9 million GBP) to initiate and support a number of major charitable projects, bursaries and scholarships approved by the DFET Trustees, including The Faulkes Telescope Project, Church Bell Projects and various educational programs. Neither Research nor DFET provide any services to companies other than Singapore Volition, its subsidiaries and affiliates. Dr. Martin Faulkes (current Director of VolitionRx Limited) is the benefactor of DFET and currently serves as director and chairman of DFET and as a director of Research. Mr. Cameron Reynolds (current President, CEO and a Director of VolitionRx Limited) currently serves as director of Research but is not now, and never has been, involved with DFET in any other capacity. Messrs. Faulkes and Reynolds do not have any ownership, control or other material relationship, directly or indirectly, with Research or DFET. Further, neither Dr. Faulkes nor Mr. Reynolds receives any compensation, directly or indirectly, from Research or DFET pursuant to the Service Agreement, in exchange for their directorships to Research or DFET, or otherwise. The Service Agreement provides for Research to perform services for Singapore Volition for a period of five years for $21,000 USD per year for an aggregate of $105,000 USD. Such services require Research to liaison with various medical institutions to promote and raise the profile of Singapore Volition through charitable donations, build and develop long-term relationships between UK and International cancer charities and Singapore Volition, and lobby government, health organization and other policy makers on behalf of Singapore Volition and promote the socially responsible ethos of Singapore Volition to ensure Singapore Volition focuses on its corporate social responsibilities to the community. Research does not operate for profit and does not pay any salary or other compensation to anyone, directly or indirectly, to perform the services. Dr. Martin Faulkes performs the services on behalf of Research, however as stated above, he does not receive any compensation in exchange. As of July 31, 2013, it was agreed that services had been performed to the full value anticipated under the Service Agreement, and therefore the Service Agreement was terminated as of that date. Consequently during the years ended December 31, 2014 and December 31, 2013, Singapore Volition incurred a total of $0 USD and $75,250 USD to Research, respectively, for its services.

On August 11, 2011, the parties entered into a Settlement Agreement of the Service Agreement (the “Settlement Agreement”) agreeing to convert the $105,000 USD fees due to Research under the Service Agreement to 350,000 shares ($0.30/share) of common stock in Singapore Volition. During the year ended December 31, 2012, Singapore Volition issued 350,000 shares to Research (issued on September 8, 2011). The value of the shares acquired were reassessed in accordance with US GAAP related party rules, which has resulted in an increase in their value to $1.00 USD per share and a corresponding increase in the value attributed to the services for the purposes of the accounts to $350,0000 USD, or $70,000 USD per year. As a result of the termination of the Service Agreement described above, Singapore Volition incurred a charge of $250,833 for the year ended December 31, 2013, in respect of the value attributed to the services. During the year ended December 31, 2014 and the year ended December 31, 2013, Singapore Volition did not issue any shares to Research. True and correct copies of the Service Agreement and Settlement Agreement were filed as Exhibits 10.20 and 10.21, respectively, as part of our Amended Current Report on Form 8-K/A filed with the SEC on January 11, 2012, and are incorporated herein by reference.

3)

On October 1, 2011, Hypergenomics Pte Limited entered into an agreement (the “Agreement”) with PB Commodities Pte Limited (“PB Commodities”). At the time of the Agreement, Laith Reynolds (former Director of Singapore Volition) was serving as a Director of PB Commodities. The Agreement provides office space and office support staff to Hypergenomics Pte Limited for $1,450 USD per month. Hypergenomics Pte Limited is also required to pay for all reasonable expenses incurred. The term of the Agreement is twelve months, commencing on October 1, 2011, with automatic extensions of twelve months and a three month notice required for termination of the Agreement. For the fiscal years ended December 31, 2014 and December 31, 2013 Hypergenomics Pte Limited incurred approximately $17,400 USD and $17,400 USD, respectively, to PB Commodities. A copy of the Agreement was filed as Exhibit 10.07 to our Amended Current Report on Form 8-K/A filed with the SEC on February 24, 2012 and is incorporated herein by reference.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past two fiscal years, or in any proposed transaction, to which we are a party that requires disclosure under Item 404(a) of Regulation S-K.

Policy on the Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide this information.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is responsible for assisting our Board of Directors in fulfilling its oversight responsibilities regarding the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations.  The Audit Committee operates pursuant to a written charter, a copy of which is posted on our website at www.volitionrx.com.  The Audit Committee met one time during fiscal 2014.  All members of the Audit Committee are non-employee directors and satisfy the current NYSE MKT Company Guide and SEC requirements with respect to independence, financial literacy and experience.

Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, accounting principles and internal controls.  Sadler, Gibb & Associates, LLC, the independent registered public accounting firm for the Company in 2014, is responsible for performing an audit of the Company’s consolidated financial statements, and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2014 with the Company’s management and the independent registered public accounting firm.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees” (which superseded Statement on Auditing Standards No. 61 for fiscal years beginning after December 15, 2012), as adopted by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (Rule 3526) regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Guy Innes, Chair

Dr. Habib Skaff

Dr. Alan Colman

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation paid (or accrued) to our named executive officers for the fiscal years ended December 31, 2014 and 2013.

Name and Principal Position	Year Ended December	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
	31,	($)	($)	($)	($)(1)	($)	($)
Cameron Reynolds (2)(9)	2013	-0-	-0-	-0-	31,314	132,000	163,314
President, CEO and Director of the Company	2014	-0-	-0-	-0-	99,427	141,900	241,327
Dr. Jacob Micallef (3)(9)	2013	-0-	-0-	-0-	31,314	102,470	133,784
Chief Scientific Officer and Director of Belgian Volition	2014	-0-	-0-	-0-	126,293	150,826	277,119
Dr. Mark Eccleston (4)(9)	2013	-0-	-0-	-0-	31,314	100,457	131,771
Chief Scientific Officer of HyperGenomics Pte Limited	2014	-0-	-0-	-0-	126,293	126,472	252,765
Mike O’Connell (5)(9)	2013	-0-	-0-	-0-	-0-	-0-	-0-
CFO and Treasurer of the Company	2014	-0-	-0-	-0-	32,632	107,559	140,191
Rodney Rootsaert (6)(9)	2013	-0-	-0-	-0-	15,658	85,600	101,258
Secretary of the Company	2014	-0-	-0-	-0-	58,669	84,338	143,007
Jason Terrell (7)	2013	-0-	-0-	-0-	198,560	-0-	198,560
Chief Medical Officer and Head of U.S. Operations for the Company	2014	-0-	-0-	-0-	263,003	-0-	263,003
Malcolm Lewin (8)(9)	2013	-0-	-0-	-0-	15,658	78,000	93,658
Former CFO and Treasurer of the Company	2014	-0-	-0-	-0-	(5,816)	48,100	42,284

(1)

All Option and Warrant Awards have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)

Cameron Reynolds is currently the President, Chief Executive Officer and a Director of VolitionRx, the Chief Executive Officer and a Director of Singapore Volition, a Director of Belgian Volition and the CEO and a Director of HyperGenomics Pte Limited.

Cameron Reynolds receives compensation pursuant to an agreement, or the Reynolds Consulting Agreement, dated August 6, 2010, entered into by and between Singapore Volition and PB Commodities Pte Limited, or PB Commodities.  The Reynolds Consulting Agreement provides office space, office support staff, and consultancy services to Singapore Volition for the structuring, management, fundraising and development and implementation of its business plan.  The term of the Reynolds Consulting Agreement is twelve months, commencing on September 1, 2010, with automatic extensions of twelve months and a three month notice required for termination of the Reynolds Consulting Agreement.  As part of the Reynolds Consulting Agreement, Singapore Volition shall pay consultancy fees each month to PB Commodities for the services of Cameron Reynolds (see the following paragraph regarding Mr. Reynolds’ Employment Agreement with PB Commodities). For the years ended December 31, 2014 and 2013, PB Commodities received $141,900 and $132,000, respectively, from Singapore Volition for the services of Mr. Reynolds, pursuant to the Reynolds Consulting Agreement.

Cameron Reynolds receives compensation from PB Commodities, as described in the previous paragraph, pursuant to an Employment Agreement, or the Reynolds Employment Agreement, dated September 4, 2010, in exchange for serving as an executive officer of PB Commodities and performing consulting services on its behalf.  The term of the Reynolds Employment Agreement is twelve (12) months, which shall be automatically extended for additional terms of twelve (12) months.  Under the Reynolds Employment Agreement, Mr. Reynolds only performs consulting services to Singapore Volition (see previous paragraph).  In exchange for these services, Mr. Reynolds received $8,000 per month (which increased to $8,800 on April 1, 2014) from PB Commodities.  For the years ended December 31, 2014 and 2013, Mr. Reynolds received $141,900 and $132,000, respectively, pursuant to the Reynolds Employment Agreement.  Between July 1, 2011 and March 31, 2014 Mr. Reynolds also received a housing allowance of $3,000 per month, which increased to $3,300 per month for the period from April 1, 2014 to December 31, 2014.  For the years ended December 31, 2014 and 2013, Mr. Reynolds received $38,700 and $36,000, respectively, as a housing allowance which is included in the figures of $141,900 and $132,000 as compensation received by Mr. Reynolds for the years ended December 31, 2014 and 2013, respectively.  The housing allowance ended on December 31, 2014.

Effective January 1, 2015, Mr. Reynolds entered into a Consultancy Agreement with PB Commodities, or the Reynolds Consultancy Agreement, which superseded the Reynolds Employment Agreement.  Mr. Reynolds receives compensation from PB Commodities under the Reynolds Consultancy Agreement in exchange for serving as a consultant for PB Commodities and performing consultancy services on its behalf.  The Reynolds Consultancy Agreement continues until terminated by either party providing not less than two months’ notice.  In exchange for these services Mr. Reynolds receives $6,500 per month from PB Commodities.  Commencing March 1, 2015, this amount increased to $8,000 per month.

Cameron Reynolds receives compensation from VolitionRx pursuant to an Executive Employment Agreement, or the Reynolds Executive Employment Agreement, effective as of January 1, 2015, in exchange for serving as the Chief Executive Officer of VolitionRx.  The term of the Reynolds Executive Employment Agreement is three (3) years, which shall be automatically extended for successive periods of two (2) years.  In exchange for his services, Mr. Reynolds shall receive £4,500.00 GBP per month from VolitionRx.  Commencing March 1, 2015, this amount increased to £10,000 GBP per month. Mr. Reynolds is also entitled to the use of a residential apartment in Namur, Belgium, as leased by the Company.

On November 25, 2011, Cameron Reynolds was granted an option to purchase 120,000 shares of common stock of VolitionRx under the 2011 Equity Incentive Plan, or the Plan, dated November 17, 2011. On August 18, 2014, Mr. Reynolds was granted an option to purchase 100,000 shares of common stock of VolitionRx under the Plan.  None of these options have been exercised.  See note (9) below for a discussion of the terms of options granted under the Plan and the calculation of fair market value of options granted under the Plan.

(3)

Dr. Jacob Micallef is currently the Chief Scientific Officer of the Company (appointed January 1, 2015) and Chief Scientific Officer and a Director of Belgian Volition.  There are no employment agreements by and between Dr. Micallef and the Company and Belgian Volition.

Dr. Micallef receives compensation pursuant to a consultancy agreement, or the 2015 Micallef Agreement, dated January 1, 2015, entered into by and between VolitionRx and Borlaug Limited, or Borlaug.  Under the terms of the 2015 Micallef Agreement, Borlaug will make available to VolitionRx the services of Dr. Micallef to (i) manage VolitionRx’s intellectual property portfolio and file new patents as required by VolitionRx; (ii) provide project management for VolitionRx’s diagnostic development programs; and (iii) identify and pursue business development opportunities for VolitionRx. The 2015 Micallef Agreement commenced effective January 1, 2015, and continues until terminated as provided in the 2015 Micallef Agreement.  In exchange for such services, VolitionRx is to pay Borlaug a monthly fee of £6,014 GBP. Commencing March 1, 2015, this amount increased to £8,333.33 GBP per month.  Effective January 1, 2015, the 2015 Micallef Agreement superseded the consultancy agreement, dated January 1, 2011, entered into by and between Belgian Volition and Borlaug, pursuant to which Borlaug received a monthly fee of £5,467 GBP (which increased to £6,014 GBP on April 1, 2014) and bonuses upon the achievement of certain milestones.  For the years ended December 31, 2014 and 2013, Borlaug received $150,826 and $102,470, respectively.

On November 25, 2011, Dr. Micallef was granted an option to purchase 120,000 shares of common stock of VolitionRx under the Plan.  This option has subsequently been assigned to Borlaug. Dr. Micallef is a controlling director of Borlaug and has voting and dispositive control over shares of VolitionRx’s common stock held by Borlaug and shares issuable to Borlaug upon the exercise of stock purchase options and stock purchase warrants.  On December 3, 2012, Borlaug was granted an option to purchase 50,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Borlaug was granted an option to purchase 130,000 shares of common stock of VolitionRx under the Plan.  None of these options have been exercised. See note (9) below for a discussion of the terms of options granted under the Plan and the calculation of fair market value of options granted under the Plan.

(4)

Dr. Mark Eccleston is currently the Chief Scientific Officer of HyperGenomics Pte Limited.  There are no employment agreements by and between Dr. Eccleston and HyperGenomics Pte Limited.

Dr. Eccleston receives compensation pursuant to a Consultancy Services Agreement, or the Singapore Eccleston Agreement, dated October 1, 2010, entered into by and between Singapore Volition and Oncolytika Limited, or Oncolytika.  Under the terms of the Singapore Eccleston Agreement, Oncolytika, which is represented by Dr. Eccleston, will (i) provide project management for Singapore Volition’s diagnostic development programs; and (ii) identify and pursue business development opportunities for the Singapore Volition group and its Nucleosomics® and HyperGenomics® technologies.  The Eccleston Agreement commenced effective October 1, 2010, and continues until terminated by one month’s written notice by either party, or by a material breach of the Eccleston Agreement.  In exchange for such services, Singapore Volition is to pay Oncolytika a monthly fee of £5,300 GBP (approximately $7,000 USD) and bonuses upon the achievement of certain milestones.  For the years ended December 31, 2014 and 2013, Oncolytika received $114,757 and $100,457, respectively.

Dr. Eccleston receives compensation pursuant to a Consultancy Services Agreement, or the Belgian Eccleston Agreement, dated January 1, 2014, entered into by and between Belgian Volition and Oncolytika.  Under the terms of the Belgian Eccleston Agreement, Oncolytika, which is represented by Dr. Eccleston, will (i) design and project manage the development of a positive control for Belgian Volition’s diagnostic development programs; and (ii) coordinate Belgian Volition’s Eurostar program.  The Belgian Eccleston Agreement commenced effective January 1, 2014, and continues until December 31, 2015, unless terminated upon a material breach of the Eccleston Agreement.  In exchange for such services, Belgian Volition is to pay Oncolytika a monthly fee of €750 EUR (approximately $975 USD).  For the year ended December 31, 2014, Oncolytika received $11,715 from this agreement.

On November 25, 2011, Dr. Eccleston was granted an option to purchase 120,000 shares of common stock of VolitionRx under the Plan.  This option has subsequently been assigned to Oncolytika.  Dr. Eccleston is a controlling director of Oncolytika and has voting and dispositive control over shares of the Company’s common stock held by Oncolytika and shares issuable to Oncolytika upon the exercise of stock purchase options and stock purchase warrants.  On December 3, 2012, Oncolytika was granted an option to purchase 50,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Oncolytika was granted an option to purchase 130,000 shares of common stock of VolitionRx under the Plan.  None of these options have been exercised. See note (9) below for a discussion of the terms of options granted under the Plan and the calculation of fair market value of options granted under the Plan.

(5)

Mike O’Connell has served as the CFO and Treasurer of VolitionRx since July 1, 2014 and resigned upon the appointment of David Kratochvil as VolitionRx’s CFO and Treasurer on August 17, 2015.  There were no employment agreements by and between Mr. O’Connell and VolitionRx and Mr. O’Connell did not receive any compensation in exchange for his services as an executive officer of VolitionRx.

Mike O’Connell received compensation pursuant to a consultancy agreement, or the O’Connell Agreement, dated May 2, 2014, entered into by and between VolitionRx and Isosceles Finance Limited, or Isosceles. Under the terms of the O’Connell Agreement, Isosceles made available to VolitionRx the services of Mr. O’Connell to provide CFO services and provided additional accountancy and financial control services to VolitionRx.  The term of the O’Connell Agreement is twelve (12) months, which shall be automatically extended for successive periods of twelve (12) months until terminated as provided in the Agreement. The services were provided on a time and materials basis.  For the years ended December 31, 2014 and 2013, Isosceles received $107,559 and $0, respectively, pursuant to the O’Connell Agreement.  Mr. O’Connell’s consultancy firm, Isosceles Finance Limited, will continue to provide accountancy and financial control services to the Company.

On August 18, 2014, Mike O’Connell was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan. On August 17, 2015, Mr. O’Connell resigned from the Company and the option to purchase the 60,000 shares of common stock of VolitionRx ceased vesting in accordance with its terms. See note (9) below for a discussion of the terms of options granted under the Plan and the calculation of fair market value of options granted under the Plan.

(6)

Rodney Rootsaert is currently the Secretary of VolitionRx, the Administration and Legal Officer of Singapore Volition and the Secretary and a Director of Belgian Volition.

Rodney Rootsaert receives compensation from VolitionRx pursuant to an Employment Agreement, or the 2015 Rootsaert Employment Agreement, effective as of January 1, 2015, in exchange for serving as the Corporate Secretary of VolitionRx. The term of the 2015 Rootsaert Employment Agreement is three (3) years, which shall be automatically extended for successive periods of two (2) years.  In exchange for his services, Mr. Rootsaert shall receive £4,500.00 GBP per month from VolitionRx.  Commencing March 1, 2015, this amount increased to £6,666.66 GBP per month.  Effective January 1, 2015, the 2015 Rootsaert Employment Agreement superseded the agreement, dated August 6, 2010, entered into by and between Singapore Volition and PB Commodities and the Employment Agreement, dated September 4, 2010, pursuant to which Mr. Rootsaert received $6,000 per month (which increased to $6,600 on April 1, 2014).  For the years ended December 31, 2014 and 2013, Mr. Rootsaert received $77,400 and $72,000, respectively.

Mining House Limited, or Mining House, provides consultancy and office support services to Singapore Volition for £1,450 GBP (approximately $2,390 USD) per month commencing on November 1, 2010, which was reduced to £450 GBP (approximately $740) on April 1, 2014; additionally, Singapore Volition is required to pay for all reasonable expenses incurred by Mining House in providing these services.  For the year ended December 31, 2014, Singapore Volition paid approximately $22,882 to Mining House split between $13,876 for consultancy and office support services and $9,006 for expenses.  For the year ended December 31, 2013, Singapore Volition paid approximately $40,050 to Mining House split between $27,200 for consultancy and office support services and $12,850 for expenses.  By reason of his directorship of Mining House, Mr. Rootsaert is deemed to have received compensation in the form of one half (1/2) of the consultancy and office support services received by Mining House, along with Mr. Laith Reynolds for the years ended December 31, 2014 and December 31, 2013.  For the years ended December 31, 2014 and 2013, Mr. Rootsaert is deemed to have received $6,938 and $13,600, respectively, from Mining House.  There is no written agreement by and between Mining House and Singapore Volition setting forth the terms of this arrangement.

On November 25, 2011, Rodney Rootsaert was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Mr. Rootsaert was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan. None of these options have been exercised. See note (9) below for a discussion of the terms of options granted under the Plan and the calculation of fair market value of options granted under the Plan.

(7)

Jason Terrell is currently the Chief Medical Officer of VolitionRx and Head of U.S. Operations.  There are no employment agreements by and between Jason Terrell and VolitionRx. Jason Terrell receives no compensation in exchange for his services as an executive officer of VolitionRx.

Jason Terrell receives compensation for services to VolitionRx through a warrant agreement entered into as of March 20, 2013.  Under the terms of the warrant he is entitled to subscribe for 200,000 shares of common stock at an exercise price of $2.47.  The warrants are to expire three years after vesting. 25,000 warrants vested immediately on March 20, 2013.  A further 25,000 warrants vested on October 1, 2014 upon VolitionRx signing an agreement to commence a clinical trial of VolitionRx’s proprietary screening kits and devices for the detection of certain diseases in the United States.  A further 25,000 warrants are to vest upon VolitionRx signing a second U.S. clinical trial agreement. 50,000 warrants are to vest on the date VolitionRx receives approval from the FDA for the sale and distribution in the United States of its first proprietary screening kit or device for the detection of a certain disease.  A further 50,000 warrants are to vest upon the receipt of FDA approval for the sale and distribution in the United States of its second proprietary screening kit or device for the detection of a certain disease that is different from the first proprietary screening kit. 25,000 warrants are to vest on the date of VolitionRx signing an agreement with a laboratory/group certified through the CLIA for the use of VolitionRx’s proprietary screening kits and devices for the detection of certain diseases in humans in the United States.

We have calculated the fair market value of the 25,000 warrants that vested immediately at $57,046 using the Black Scholes Option Pricing Model using the following assumptions: three year term, $2.48 stock price, $2.47 exercise price, 253% volatility, 0.38% risk free rate.  The 25,000 warrants that vested on October 1, 2014 have been valued at $104,281 using the Black Scholes Option Pricing model using the following assumptions: 3 year term, $4.21 stock price, $2.47 exercise price, 235% volatility, 1.0% risk free rate.  We carried out a re-measurement of the 150,000 unvested warrants as at December 31, 2014 in accordance with ASC 505.  We estimated that the vesting of these warrants will take place over the 3 years to December 31, 2017.  The unvested warrants were re-measured at $583,829 using Black Scholes Option Pricing model using the following assumptions: 3 year term, $3.90 stock price, $2.47 exercise price, 233% volatility, 1.10% risk free rate.

The 50,000 vested warrants were exercised by Jason Terrell on October 7, 2014.

(8)

Malcolm Lewin served as the CFO and Treasurer of VolitionRx, the CFO of Singapore Volition and a Director of Belgian Volition until July 1, 2014.  There were no employment agreements by and between Malcolm Lewin and VolitionRx or Singapore Volition.  Malcolm Lewin received no compensation in exchange for his services as an executive officer of VolitionRx.

Malcolm Lewin received compensation in exchange for his services as an executive officer of Singapore Volition per the Consultancy Agreement, or the Lewin Consultancy Agreement, entered into by and between Singapore Volition and Mr. Malcolm Lewin dated July 10, 2011, pursuant to which Mr. Lewin served as Chief Financial Officer of Singapore Volition and devoted at least twelve (12) days per month in carrying out the duties as Chief Financial Officer.  According to the Lewin Consultancy Agreement, Mr. Lewin’s term as Chief Financial Officer commenced on July 15, 2011 and shall terminate upon Mr. Lewin’s resignation or commitment of a material breach of the Lewin Consultancy Agreement or upon written notice by either party.  In exchange for such services, Singapore Volition paid Mr. Lewin a monthly fee of $6,500 for the period from July 1, 2012 to March 31, 2014 and a monthly fee of $7,150 for the period from January 1, 2014 to July 31, 2014.  For the years ended December 31, 2014 and 2013, Mr. Lewin received $48,100 and $78,000, respectively, pursuant to the Lewin Consultancy Agreement.

On November 25, 2011, Malcolm Lewin was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan.  As of December 31, 2013, none of the options which had vested had been exercised.  On July 1, 2014, Malcolm Lewin resigned from the Company and the option to purchase 60,000 shares of common stock of VolitionRx expired in accordance with its terms.  See note (9) below for a discussion of the terms of options granted under the Plan and the calculation of fair market value of options granted under the Plan.

(9)

November 25, 2011 Grants: Under the terms of the Plan, each of the options granted on November 25, 2011 vest in six equal installments according to the following schedule: (i) on May 25, 2012 and November 25, 2012 at an exercise price of $3.00 per share, (ii) on May 25, 2013 and November 25, 2013 at an exercise price of $4.00 per share and (iii) on May 25, 2014 and November 25, 2014 at an exercise price of $5.00 per share. On May 18, 2015, the Company amended the expiry period of 630,000 stock options, originally granted on November 25, 2011.  The expiration period was extended from three to four years from vesting for all 630,000 stock options.

We have calculated the estimated fair market value of the options granted on November 25, 2011 using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation of $1.20; expected term of 3.5 to 6 years; exercise price of $3.00 to $5.00; a risk free interest rate of 0.41% for the options which vest on May 25, 2012 and November 25, 2012 and a risk free interest rate of 0.93% for the options which vest between May 25, 2013 and November 25, 2014; a dividend yield of 0% and volatility of 174%.

December 3, 2012 Grants: Under the terms of the Plan, each of the options granted on December 3, 2012 vested immediately on December 3, 2012 at an exercise price of $3.01 per share. The options shall expire three (3) years after they vest.

We have calculated the estimated fair market value of the options granted on December 3, 2012 using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation of $3.15; expected term of 3 years; exercise price of $3.01; a risk free interest rate of 0.34%, a dividend yield of 0% and volatility of 251%.

August 18, 2014 Grants: Under the terms of the plan, these options vest in two equal tranches, the first tranche vests on February 18, 2015. The second tranche vests on February 18, 2016. All the options expire four years after their vesting dates. The exercise prices are $2.50 for options vesting in the first year and $3.00 for options vesting in the second year.

We have calculated the estimated fair market value of these options granted on August 18, 2014 using the Black-Scholes Option Pricing model and the following assumptions: term 4.5 to 5.5 years, stock price $1.85, exercise prices $2.50-$3.00, 237% volatility, 1.58% risk free rate.

August 18, 2014 Grant to Michael O’Connell, these options vest in equal six monthly installments over three years, starting six months after the date of grant, and expire three years after the vesting dates. The exercise prices are $3.00 for options vesting in the first year, $4.00 for options vesting in the second year, and $5.00 for options vesting in the third year.

The Company has calculated the estimated fair market value of these options granted on August 18, 2014 using the Black-Scholes Option Pricing model and the following assumptions: term 3.5 to 6 years, stock price $1.85, exercise prices $3.00-$5.00, 237% volatility, 0.89% risk free rate.

Narrative Disclosure to Summary Compensation Table

As of December 31, 2014 and 2013, none of VolitionRx, Singapore Volition or its subsidiaries had any compensatory plans or arrangements, including payments to be received from VolitionRx, Singapore Volition or its subsidiaries with respect to any named executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with VolitionRx, Singapore Volition or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of VolitionRx, Singapore Volition or its subsidiaries.

Outstanding Equity Awards

The following table sets forth the outstanding equity awards for the named executive officers of VolitionRx, Singapore Volition and its subsidiaries as of the fiscal year ended December 31, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
Cameron Reynolds(1)	20,000	-0-	-0-	$3.00	May 25, 2015	-0-	-0-	-0-	-0-

	20,000	0	-0-	$3.00	November 25, 2015	-0-	-0-	-0-
									-0-
	20,000	-0-	-0-	$4.00	May 25, 2016	-0-	-0-	-0-

	20,000	-0-	-0-	$4.00	November 25, 2016	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$5.00	May 25, 2017	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$5.00	November 25, 2017	-0-	-0-	-0-	-0-

	-0-	-0-	50,000	$2.50	February 18, 2019	-0-	-0-	-0-	-0-

	-0-	-0-	50,000	$3.00	February 18, 2020	-0-	-0-	-0-	-0-

Dr. Jacob Micallef(2)	20,000	-0-	-0-	$3.00	May 25,2015	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$3.00	November 25, 2015	-0-	-0-	-0-	-0-

	50,000	-0-	-0-	$3.01	December 3, 2015	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$4.00	May 25, 2016	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$4.00	November 25, 2016	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$5.00	May 25, 2017	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$5.00	November 25, 2017	-0-	-0-	-0-	-0-

	-0-	-0-	65,000	$2.50	February 18, 2019	-0-	-0-	-0-	-0-

	-0-	-0-	65,000	$3.00	February 18, 2020	-0-	-0-	-0-	-0-

Dr. Mark Eccleston(3)	20,000	-0-	-0-	$3.00	May 25,2015	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$3.00	November 25, 2015	-0-	-0-	-0-	-0-

	50,000	-0-	-0-	$3.01	December 3, 2015	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$4.00	May 25, 2016	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$4.00	November 25, 2016	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$5.00	May 25, 2017	-0-	-0-	-0-	-0-

	20,000	-0-	-0-	$5.00	November 25, 2017	-0-	-0-	-0-	-0-

	-0-	-0-	65,000	$2.50	February 18, 2019	-0-	-0-	-0-	-0-

	-0-	-0-	65,000	$3.00	February 18, 2020	-0-	-0-	-0-	-0-

Malcolm Lewin(4)	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

Rodney Rootsaert(5)	10,000	-0-	-0-	$3.00	May 25, 2015	-0-	-0-	-0-	-0-

	10,000	-0-	-0-	$3.00	November 25, 2015	-0-	-0-	-0-	-0-

	10,000	-0-	-0-	$4.00	May 25, 2016	-0-	-0-	-0-	-0-

	10,000	-0-	-0-	$4.00	November 25, 2016	-0-	-0-	-0-	-0-

	10,000	-0-	-0-	$5.00	May 25, 2017	-0-	-0-	-0-	-0-

	10,000	-0-	-0-	$5.00	November 25, 2017	-0-	-0-	-0-	-0-

	-0-	-0-	30,000	$2.50	February 18, 2019	-0-	-0-	-0-	-0-

	-0-	-0-	30,000	$3.00	February 18, 2020	-0-	-0-	-0-	-0-

Jason Terrell(6)	-0-	-0-	25,000	$2.47	December 20, 2018*	-0-	-0-	-0-	-0-

	-0-	-0-	25,000	$2.47	September 20, 2019*	-0-	-0-	-0-	-0-

	-0-	-0-	50,000	$2.47	December 20, 2019*	-0-	-0-	-0-	-0-

	-0-	-0-	50,000	$2.47	December 20, 2020*	-0-	-0-	-0-	-0-

	-0-	-0-	12,500	$2.50	February 18, 2019	-0-	-0-	-0-	-0-

	-0-	-0-	12,500	$3.00	February 18, 2020	-0-	-0-	-0-	-0-

Mike O’Connell(7)	-0-	-0-	10,000	$3.00	February 2, 2018	-0-	-0-	-0-	-0-

	-0-	-0-	10,000	$3.00	August 2, 2018	-0-	-0-	-0-	-0-

	-0-	-0-	10,000	$4.00	February 2, 2019	-0-	-0-	-0-	-0-

	-0-	-0-	10,000	$4.00	August 2, 2019	-0-	-0-	-0-	-0-

	-0-	-0-	10,000	$5.00	February 2, 2020	-0-	-0-	-0-	-0-

	-0-	-0-	10,000	$5.00	August 2, 2020	-0-	-0-	-0-	-0-

*Estimates only.  See note (6).

(1)

On November 25, 2011, Cameron Reynolds was granted an option to purchase 120,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Mr. Reynolds was granted an option to purchase 100,000 shares of common stock of VolitionRx under the Plan.  See the footnotes to the section entitled “Summary Compensation Table” above for further discussion of each of the options granted under the Plan.

(2)

On November 25, 2011, Dr. Micallef was granted an option to purchase 120,000 shares of common stock of VolitionRx under the Plan.  This option has subsequently been assigned to Borlaug.  On December 3, 2012, Borlaug was granted an option to purchase 50,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Borlaug was granted an option to purchase 130,000 shares of common stock of VolitionRx under the Plan.  See the footnotes to the section entitled “Summary Compensation Table” above for further discussion of each of the options granted under the Plan.

(3)

On November 25, 2011, Dr. Eccleston was granted an option to purchase 120,000 shares of common stock of VolitionRx under the Plan.  This option has subsequently been assigned to Oncolytika.  On December 3, 2012, Oncolytika was granted an option to purchase 50,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Oncolytika was granted an option to purchase 130,000 shares of common stock of VolitionRx under the Plan.  See the footnotes to the section entitled “Summary Compensation Table” above for further discussion of each of the options granted under the Plan.

(4)

On November 25, 2011, Malcolm Lewin was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan.  On July 1, 2014, Mr. Lewin resigned from the Company and the option to purchase 60,000 shares of common stock of VolitionRx expired in accordance with its terms.  See the footnotes to the section entitled “Summary Compensation Table” above for further discussion of each of the options granted under the Plan.

(5)

On November 25, 2011, Rodney Rootsaert was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Mr. Rootsaert was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan.  See the footnotes to the section entitled “Summary Compensation Table” above for further discussion of each of the options granted under the Plan.

(6)

On March 20, 2013, Jason Terrell was granted a warrant to purchase 200,000 shares of common stock of VolitionRx at an exercise price of $2.47 per share.  On October 7, 2014 Mr. Terrell exercised the warrant to purchase 50,000 shares of common stock for $123,500. On August 18, 2014, Mr. Terrell was granted an option to purchase 25,000 shares of common stock of VolitionRx under the Plan.  See the footnotes to the section entitled “Summary Compensation Table” above for further discussion of each of the warrants and the option granted to Mr. Terrell.

(7)

On August 18, 2014, Mike O’Connell was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan.  See the footnotes to the section entitled “Summary Compensation Table” above for further discussion of each of the options granted under the Plan.

Long-Term Incentive Plans

As of December 31, 2014 and 2013, there were no arrangements or plans in which VolitionRx, Singapore Volition or its subsidiaries provided pension, retirement or similar benefits for directors or named executive officers.

PROPOSAL 1 -- ELECTION OF DIRECTORS

Our Board of Directors currently consists of five annually elected directors.  Acting upon the recommendation of our Nominations and Governance Committee, the full Board of Directors nominated the persons set forth in the table below for election to our Board of Directors at the Annual Meeting.  Elected directors will hold office for a term of one (1) year until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier death, resignation, or removal from office.

Each of the nominees has consented to serve if elected.  However, in the event that any nominee is unable or declines to serve as a director (which is not anticipated), the proxy holders will vote for such substitute nominee as recommended by the Board of Directors.  See the “Compensation of Directors Table” below for information relating to compensatory agreements for the director nominees.

There are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

Proxies received in response to this solicitation will be voted “FOR” each of the director nominees named below unless otherwise specified in the proxy.

Vote Required

Directors are elected by a plurality of the votes cast by the shares of common stock represented at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES SET FORTH BELOW.

Director Nominees

Set forth below is information as to each nominee for director.

Name of Nominee	Age	Director Since
Cameron Reynolds	44	October 6, 2011
Dr. Martin Faulkes	71	October 6, 2011
Guy Innes	59	October 6, 2011
Dr. Alan Colman	66	October 6, 2011
Dr. Habib Skaff	38	June 1, 2014

The business experience of each person listed above and his qualification to serve as a director is as follows:

CAMERON REYNOLDS.  Cameron Reynolds has over 17 years of entrepreneurial executive experience in the mining and biotechnology sectors.  He began his career in 1994 working for Southern China Group, where as regional manager he set up operations in Hong Kong and Yunnan.  In 1996 he began working for Integrated Coffee Technologies, a genetically modified coffee company, in a junior management position, where he was responsible for business plan creation, office management, recruitment, and business development.  After working for Integrated Coffee Technologies, Mr. Reynolds served as the commercialization director for Probio, Inc., a company that commercialized intellectual property in animal biotechnology fields including transgenesis and cloning research from the University of Hawaii.  Mr. Reynolds held that role from 1998 until 2001, and his main responsibilities were managing all legal and contract issues with the University of Hawaii; implementing patenting strategy; managing all stockholder issues including a merger and its legal and contractual documentation; head office management; budgetary control; and team building and recruitment.  Between 2002 and 2003, Mr. Reynolds undertook an MBA.  From 2004 until 2011, Mr. Reynolds founded and served as Managing Director and Director of Mining House Limited, where he was responsible for identifying potential mining projects, coordinating the preliminary evaluations and securing the financing with a view to listing the companies on AIM, TSX and US OTC. From 2005 until present, Mr. Reynolds has held a number of board directorships including Atlantic Mining PLC; Carbon Mining PLC, Magellan Copper and Gold PLC (whose subsidiaries were purchased by Solfotara Mining and Copper Development Corp on AIM, CDC.L); KAL Energy Inc. (KALG, OTC), Iofina Natural Gas PLC (IOF, AIM); Canyon Copper Corp. (TSX.V: CNC, OTCBB: CNYC), and Hunter Bay Resources (HBY, TSX-V).  The Board of Directors appointed Mr. Reynolds as President, Chief Executive Officer of the Company and believes that he is well qualified to serve as a director of the Company due to his strong experience in management, structuring and strategic planning of start-up companies.

DR. MARTIN FAULKES.  Dr. Martin Faulkes has over 30 years of entrepreneurial and managerial experience as the founder and CEO of several software companies within the United Kingdom and the United States.  From 1979 to 1984, Dr. Faulkes was the Founder, President and CEO for Logica Inc., a company providing bespoke software to all industries but mainly banks and communications companies.  Dr. Faulkes was responsible for all aspects of the business, namely sales, finance, recruitment, staff management and project control.  He then became Managing Director of System Programming Ltd., a company that provides computer programming for systems in businesses like airlines, utility companies, banks, and insurance, from 1985 to 1987, where he was responsible for all aspects of the business.  Dr. Faulkes founded Triad Plc., a computer software development company that provides systems and consultants to the business community, where he was a director from 1987 to 1998, responsible for controlling the company financially.  From 1998 until the present day, Dr. Faulkes has focused on charitable activities, as the Founder and Sole Benefactor of the Dill Faulkes Educational Trust, a United Kingdom-registered charity, where he is Chairman.  He also sits on the Board of the Cambridge 800th Anniversary Campaign in the United Kingdom.  Dr. Faulkes brings to the Board of Directors extensive experience in business development and, as a result, is well qualified to serve as a director of the Company.  Dr. Faulkes currently serves as Executive Chairman of the Board.

GUY INNES.  Guy Innes is a Chartered Accountant and a member of the Institute of Chartered Accountants in England and Wales.  Mr. Innes has extensive experience in financing and managing technology companies, which he gained from serving as a non-executive director on the board of companies such as ProBio Inc. from 2000 to 2006, Magellan Copper & Gold Plc. from 2007 to 2010, and Carbon Mining Plc. from 2007 to 2010.  While serving as a non-executive director for these companies, Mr. Innes was responsible for the development of corporate strategy and the implementation of financial controls and risk management systems. Prior to holding these directorships, Mr. Innes had a long career in banking and private equity, including advisory roles with Baring Brothers & Co. Limited in London and Paris from 1984 to 1995, where he was involved in executing and advising on national and international mergers & acquisitions, but also IPOs and capital raising; Baring Private Equity Partners Limited in London and Singapore from 1995 to 1997, where he was involved in the setting up, recruiting of managers and capital raising for an Asian media and communications private equity fund; and Quartz Capital Partners Limited from 1997 to 2000, where Mr. Innes served as Head of Corporate Finance and was responsible for managing the corporate finance department and leading the transactions undertaken by Quartz including IPOs, private placements and mergers and acquisitions.  The Board of Directors believes that Mr. Innes’ extensive technical, financial and managerial background makes him well qualified to serve as a director of the Company.

DR. ALAN COLMAN.  Dr. Alan Colman has extensive experience in the molecular biology field where he has worked in the production of transgenic livestock, somatic nuclear transfer, and human disease models. After a successful university career in the Universities of Oxford, Cambridge, Warwick and Birmingham (where he was Professor of Biochemistry), Dr. Colman went into industry.  From the late 1980’s until 2002, Dr. Colman was the research director of the company PPL Therapeutics in Edinburgh, United Kingdom, where he was responsible for leading PPL’s research program strategy, also playing a role in PPL’s financing rounds, culminating in its listing on the London Stock Exchange.  This company attracted considerable media attention because of their participation in the technique of somatic nuclear transfer that led to the world’s first cloned sheep, Dolly, in 1996.  From 2002 to 2007, Dr. Colman was Chief Scientific Officer and then CEO for the Singaporean human embryonic stem cell company, ES Cell International.  Dr. Colman is currently the Executive Director of the Singapore Stem Cell Consortium, a position he has held since 2007.  From 2008 to 2009, Dr. Colman was also concurrently Professor of Regenerative Medicine at King’s College, London, United Kingdom.  His current interest is the development of human disease models using induced pluripotent stem cells.  Dr. Colman serves as a member of the Company’s Scientific Advisory Board and the Board of Directors believes that his extensive experience in the areas of biochemistry, stem cell research and pathology makes him well qualified to serve as a director of the Company.

DR. HABIB SKAFF.  Dr. Habib Skaff is a synthetic chemist specializing in the area of nanotechnology; his doctoral studies focused on the design of organic and polymeric ligands for the encapsulation of semiconductor nanoparticles and modification of the physical, optical, electronic, and assembly properties of the nanoparticles.  Since 2001, Dr. Skaff has co-authored 11 peer-reviewed scientific papers and is a co-inventor on 18 pending or issued patents in the fields of chemistry, nanotechnology, and biotechnology. He co-founded Intezyne Technologies in 2004 and serves as that company’s Chief Executive Officer, where he is responsible for establishing and implementing strategic planning for the future.  Dr. Skaff works closely with the Chief Scientific Officer to develop and implement Intezyne’s intellectual property strategy as well as establish alliances with potential partners.  He also leads Intezyne’s fundraising through debt and equity financing and works closely with the CFO in this capacity.  He is also President, and Chairman of the Board of Directors of Intezyne.  Dr. Skaff has served as the Chairman of Skaff Corporation of America since 1999, where he guides strategic planning but is not involved in day-to-day operations.  The Board of Directors believes that Dr. Skaff’s extensive scholarly work and inventions in the fields of chemistry and biotechnology makes him well qualified to serve as a director of the Company.

Compensation of Directors Table

The compensation paid to named executive officers who were also directors for all services rendered in all capacities to VolitionRx, Singapore Volition and its subsidiaries for the fiscal year ended December 31, 2014 is set forth in the section entitled “Summary Compensation Table”.  No employee, including any named executive officer, is paid additional compensation for services as a director.

The following table sets forth the compensation paid to the directors who were not named executive officers for the fiscal year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guy Innes(2)	25,000	-0-	29,334	-0-	-0-	-0-	54,334
Dr. Martin Faulkes(3)	96,750	-0-	56,200	-0-	-0-	-0-	152,950
Dr. Alan Colman(4)	72,000	7,000	2,468	-0-	-0-	4,000	85,468
Dr. Habib Skaff(5)	14,583	7,000	24,363	-0-	-0-	-0-	45,946

(1)

All Option Awards have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)

Guy Innes is currently a Director of VolitionRx and Singapore Volition.

Guy Innes received compensation in exchange for his services as a Director of Singapore Volition pursuant to that certain Letter of Appointment as Non-Executive Director with Guy Innes, or the Innes Letter of Appointment, entered into with Singapore Volition on September 23, 2010, pursuant to which Mr. Innes shall serve as a non-executive director commencing on August 18, 2010 and terminating upon written notice by either party, removal from office by resolution of the stockholders or upon his office as director being vacated.  In exchange for his services, he received $6,250 per calendar quarter. This amount became payable by VolitionRx upon completion of the Share Exchange Agreement between the Company and Singapore Volition which closed on October 6, 2011.

On March 31, 2015, Guy Innes entered into an Independent Director Agreement, or the Innes Independent Director Agreement, with VolitionRx, pursuant to which Mr. Innes will continue to serve as a member of the board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services Mr. Innes shall receive $10,000 per calendar quarter commencing March 1, 2015.

On November 25, 2011, Guy Innes was granted an option to purchase 30,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Mr. Innes was granted an option to purchase 30,000 shares of common stock of VolitionRx under the Plan.  See note (9) to the section entitled “Summary Compensation Table” above for further discussion of the options granted under the Plan.

(3)

Dr. Martin Faulkes is currently a Director of VolitionRx, Singapore Volition and Belgian Volition.

Dr. Martin Faulkes received compensation in exchange for his services as a Director of Singapore Volition pursuant to a Letter of Appointment as Executive Chairman with Dr. Martin Faulkes, or the Faulkes Letter of Appointment, entered into with Singapore Volition on July 13, 2011, pursuant to which Dr. Faulkes shall serve as executive chairman of the Board of Directors of Singapore Volition commencing on March 22, 2011 for a term of three (3) years and terminating upon written notice by either party, removal from office by resolution of the stockholders or upon his office as Executive Chairman being vacated.  In exchange for his services, he receives an annual fee of $90,000, which increased to $99,000 effective April 1, 2014. This amount became payable by VolitionRx upon completion of the Share Exchange Agreement which closed on October 6, 2011.

On March 31, 2015, Dr. Martin Faulkes entered into an Executive Chairman Agreement, or the Faulkes Executive Chairman Agreement, with VolitionRx, pursuant to which Dr. Faulkes will continue to serve as a member of the Board and as Executive Chairman of the Board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services Dr. Faulkes shall receive £8,333 GBP (approximately $12,362) per month commencing March 1, 2015.

On July 13, 2011, Singapore Volition entered into a Warrant Agreement with Dr. Faulkes to grant warrants to him to purchase up to 250,000 shares of Singapore Volition at an exercise price of $1.05 per share, per the terms set forth in the agreement.  Pursuant to the terms of the Share Exchange Agreement which closed on October 6, 2011 the warrant of Singapore Volition became a warrant of VolitionRx. The warrants vested on July 13, 2011 and shall expire on July 13, 2016. As of the years ended December 31, 2014 and 2013, 0 and 0 of these warrants have been exercised, respectively.  We have calculated the estimated fair market value of the warrants granted to Dr. Faulkes as $244,395 using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $1.00; expected term of five years, exercise price of $1.05, a risk free interest rate of 1.45%, a dividend yield of 0% and volatility of 190%.

On November 25, 2011, Dr. Faulkes was granted an option to purchase 30,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Dr. Faulkes was granted an option to purchase 60,000 shares of common stock of VolitionRx under the Plan.  See note (9) to the section entitled “Summary Compensation Table” above for further discussion of the options granted under the Plan.

(4)

Dr. Alan Colman is currently a Director of VolitionRx and Singapore Volition.

Dr. Alan Colman received compensation in exchange for his services as a Director of Singapore Volition pursuant to that certain Letter of Appointment as Non-Executive Director with Dr. Alan Colman, or the Colman Letter of Appointment, entered into with Singapore Volition on May 25, 2011, pursuant to which Dr. Colman shall serve as a non-executive director of Singapore Volition commencing on April 1, 2011 and terminating upon written notice by either party, removal from office by resolution of the stockholders or upon his office as director being vacated.  In exchange for his services, he received $6,000 per month in cash or stock or a combination of both, at his sole discretion. This amount became payable by VolitionRx upon completion of the Share Exchange Agreement which closed on October 6, 2011.

On March 31, 2015, Dr. Alan Colman entered into an Independent Director Agreement, or the Colman Independent Director Agreement, with VolitionRx, pursuant to which Dr. Colman will continue to serve as a member of the board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services Dr. Colman shall receive $15,000 per calendar quarter commencing March 1, 2015.

On April 1, 2011, Singapore Volition entered into a Warrant Agreement with Dr. Colman pursuant to which he received warrants to purchase up to 100,000 shares of Singapore Volition at an exercise price of $0.50 per share, per the terms set forth in the agreement.  Pursuant to the terms of the Share Exchange Agreement which closed on October 6, 2011 the warrant of Singapore Volition became a warrant of VolitionRx.  The warrants vested on April 1, 2011 and shall expire on April 1, 2016.  As of the years ended December 31, 2014 and 2013, 0 and 0 of these warrants have been exercised, respectively.  We have calculated the estimated fair market value of the warrants granted to Dr. Colman as $48,431 using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $0.50; expected term of five years, exercise price of $0.50, a risk free interest rate of 2.24%, a dividend yield of 0% and volatility of 190%.

On November 25, 2011, Dr. Colman was granted an option to purchase 30,000 shares of common stock of VolitionRx under the Plan. See note (9) to the section entitled “Summary Compensation Table” above for further discussion of the options granted under the Plan.

(5)

Dr. Habib Skaff is currently a Director of VolitionRx.

Dr. Habib Skaff received compensation in exchange for his services as a Director of VolitionRx pursuant to that certain Letter of Appointment as Non-Executive Director with Dr. Skaff, or the Skaff Letter of Appointment, entered into with VolitionRx on May 29, 2014, pursuant to which Dr. Skaff shall serve as a non-executive director of VolitionRx commencing on June 1, 2014 and terminating upon written notice by either party, removal from office by resolution of the stockholders or upon his office as director being vacated.  In exchange for his services, Dr. Skaff received $6,250 per calendar quarter.

On March 31, 2015, Dr. Habib Skaff entered into an Independent Director Agreement, or the Skaff Independent Director Agreement, with VolitionRx, pursuant to which Dr. Skaff will continue to serve as a member of the board of VolitionRx subject to any necessary approval by the Company’s stockholders as required by applicable law and VolitionRx’s governing documents. In exchange for his services Dr. Skaff shall receive $10,000 per calendar quarter commencing March 1, 2015.

On November 25, 2011, Dr. Skaff was granted an option to purchase 24,000 shares of common stock of VolitionRx under the Plan.  On August 18, 2014, Dr. Skaff was granted an option to purchase 25,000 shares of common stock of VolitionRx under the Plan.  See note (9) to the section entitled “Summary Compensation Table” above for further discussion of the options granted under the Plan.

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm.  The Audit Committee has selected Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as our independent registered public accounting firm for the year ending December 31, 2015 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.

Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select our independent registered public accounting firm, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders.  Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Sadler Gibb as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements for fiscal year 2015.  If the stockholders do not ratify the selection of Sadler Gibb, the selection of our independent registered public accounting firm will be reconsidered by the Audit Committee; provided, however, the Audit Committee may select Sadler Gibb notwithstanding the failure of our stockholders to ratify its selection.  If the appointment of Sadler Gibb is ratified, the Audit Committee will continue to conduct an ongoing review of Sadler Gibb’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Sadler Gibb at any time.

Sadler Gibb has served as the Company’s independent auditor since November 29, 2011.  Representatives from Sadler Gibb are not expected to be present at the Annual Meeting to be held on October 30, 2015.

Proxies received in response to this solicitation will be voted “FOR” the approval of Sadler Gibb unless otherwise specified in the proxy.

Vote Required

The ratification of Sadler Gibb as the Company’s independent registered public accounting firm for the year ending December 31, 2015 requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF SADLER GIBB AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015 AS SET FORTH ABOVE.

Independent Registered Public Accounting Firm Fees

Sadler Gibb provides services to the Company including examination of the Company’s annual and quarterly financial statements.  The following summarizes aggregate fees billed to us by our independent registered public accounting firm, Sadler Gibb, for the fiscal years ended December 31, 2014 and 2013:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Audit fees	$51,650	$28,000
Audit-Related fees	$0	$0
Tax fees	$4,315	$2,829
All other fees	$0	$0
Total	$55,965	$30,829

Audit Fees

Represents the aggregate fees billed to us for professional services rendered for the audit of our annual consolidated financial statements, for the reviews of our consolidated financial statements included in our Form 10-Q filings for each fiscal quarter, and the preparation of comfort letters and consents with respect to registration statements.

Audit-Related Fees

Represents the aggregate fees billed to us for assurance and related services that are reasonably related to the performance of the audit and review of our consolidated financial statements that are not already reported in Audit Fees.  These services include accounting consultations and attestation services that are not required by statute.

Tax Fees

Represents the aggregate fees billed to us for professional services rendered for tax returns, compliance and tax advice.

All Other Fees

Represents the aggregate fees billed to us for all other fees excluding those enumerated above.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

All audit and non-audit services by our independent registered public accounting firm are pre-approved by our Audit Committee.  For audit services, the independent accountant provides the Audit Committee with an audit plan, including proposed fees in advance of the annual audit.  The Audit Committee approves the plan and fees for the audit.

Pursuant to its charter, the Audit Committee may establish pre-approval policies and procedures, subject to SEC and NYSE MKT rules and regulations, to approve audit and non-audit services; however, it has not yet done so.

PROPOSAL 3 -- ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation paid to our executive officers who are named in the Summary Compensation Table in this Proxy Statement (our “named executive officers”).  We have disclosed the compensation of our named executive officers pursuant to rules adopted by the SEC.

The Compensation Committee has structured our executive compensation program to:

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Attract and retain key executives;

•

Align executives’ interests with those of our stockholders;

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Pay for performance; and

•

Reward achievement of short term and long-term goals.

We believe that our executive compensation practices have fostered our success by:

•

Including reasonable vesting provisions for our equity awards;

•

Providing both cash and equity awards and an appropriate mix of these awards;

•

Establishing performance goals to reflect the individual contribution of each executive and Company-wide financial performance; and

•

Requiring achievement of long and short-term Company goals before payment of certain compensation elements.

We urge stockholders to carefully read the section of this Proxy Statement titled “Compensation of Named Executive Officers” beginning on page 20, which describes in greater detail how our executive compensation policies and procedures operate, as well as the Summary Compensation Table and related compensation tables that follow it.  Our Board of Directors and the Compensation Committee believe that the compensation policies and procedures described in this Proxy Statement are effective in achieving our compensation objectives.

Therefore, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we ask our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2015 Proxy Statement, as such compensation is disclosed in the Company’s 2015 Proxy Statement pursuant to the disclosure rules of the Securities and Exchange Commission, which disclosure includes the section entitled Compensation of Named Executive Officers, the Summary Compensation Table, and the related compensation tables, notes and narrative in the Proxy Statement for our Company’s 2015 Annual Meeting of Stockholders.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Because your vote is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company.  However, our Board of Directors and Compensation Committee value the opinions of our stockholders and will take into account the outcome of the stockholder vote on this proposal at the annual meeting when considering future executive compensation arrangements.

Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, of the compensation of our named executive officers disclosed in this Proxy Statement unless otherwise specified in the proxy.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS SET FORTH ABOVE.

PROPOSAL 4 -- ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act requires that our stockholders have the opportunity to cast a non-binding advisory vote regarding how frequently we should seek from our stockholders a non-binding advisory vote on the compensation disclosed in our Proxy Statement of our named executive officers. By voting on this frequency proposal, stockholders may indicate whether they would prefer that future advisory votes on the compensation of our named executive officers occur every 1 year, every 2 years, or every 3 years. Stockholders may also abstain from voting on the proposal. Accordingly, the following resolution is submitted for an advisory stockholder vote at the annual meeting:

“RESOLVED, that the option set forth below that receives the greatest number of votes cast by the stockholders of VolitionRx Limited shall be the preferred frequency of the Company’s stockholders for holding an advisory vote on the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s proxy statement:

•

Every 1 year;

•

Every 2 years; or

•

Every 3 years.”

After careful consideration, the Board of Directors believes that submitting the advisory vote on executive compensation on an annual basis is appropriate for the Company and its stockholders at this time.  We view the advisory vote on the compensation of our named executive officers as an additional, but not the only, opportunity for our stockholders to communicate with us regarding their views on our executive compensation programs.

This vote is advisory and not binding on the Company or our Board of Directors.  The Board of Directors and Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation.  Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussion with stockholders and the adoption of material changes to our compensation programs.

Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, to conduct an advisory vote on the compensation of our named executive officers every “1 YEAR” unless otherwise specified in the proxy.

Vote Required

The option of one year, two years or three years that receives a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote will be the frequency for the advisory vote on the compensation of our named executive officers selected by our stockholders.  In the absence of a majority of votes cast in support of any one frequency, the option of 1 year, 2 years or 3 years that receives the greatest number of votes will be considered the frequency selected by our stockholders.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO CONDUCT AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “1 YEAR.”

PROPOSAL 5 -- APPROVAL OF 2015 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the 2015 Stock Incentive Plan (the “2015 SIP”), which will replace our existing 2011 Equity Incentive Plan (the “2011 EIP”) going forward.  Outstanding awards under the 2011 EIP will remain outstanding, unchanged and subject to the terms of the 2011 EIP and the respective award agreements, until the expiration of such awards in accordance with their terms.

We are requesting approval of 1,000,000 shares authorized for grant and issuance pursuant to awards under the 2015 SIP.

Approval of the 2015 SIP will allow us to continue to provide incentives to attract, retain and motivate employees, directors, consultants, independent contractors and advisors whose present and potential contributions are important to our success, by offering them an opportunity to participate in our future performance. We believe that the adoption of the 2015 SIP is in the best interests of our Company because of the continuing need to provide equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices.  The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue.  The 2015 SIP will serve as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our service providers.  In addition, awards under the 2015 SIP will provide our service providers an opportunity to acquire or increase their ownership stake in us, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our employees, directors, consultants, independent contractors and advisors to work hard for our future growth and success. If Proposal No. 5 is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.

We firmly believe that a broad-based equity program is a necessary and powerful employee incentive and retention tool that benefits all of our stockholders.  Equity ownership programs put employees’ interests directly into alignment with those of other stockholders, as they reward employees based upon stock price performance.  Without a sizable but market-based equity incentive program, we believe we would be at a disadvantage against competitor companies to provide the total compensation package necessary to attract, retain and motivate the employee talent critical to our future success.

A broad-based stock incentive plan focuses our employees who receive grants on achieving strong corporate performance, and we have embedded in our culture the necessity for employees to think and act as stockholders.  This is an important component of our long-term employee incentive and retention plan and has been very effective in enabling us to attract and retain the talent critical for an innovative and growth-focused company.  We also have granted, and in the future may grant, options, stock appreciation rights, shares of restricted stock and time-based restricted stock units to certain employees on a targeted basis to incentivize retention and performance objectives.

In setting and recommending to our stockholders the number of shares to authorize under the 2015 SIP, our Board of Directors and Compensation Committee considered the historical number of equity awards granted under the 2011 EIP as well as our three-year average burn rate for the preceding three fiscal years as follows:

Burn Rate Table

Year	No. of Options Granted	Full-Value Shares Granted	Total Granted	Weighted Average No. of Common Stock Outstanding	Annual Burn Rate
FY 2014	755,000	0	755,000	13,435,253	5.62%
FY 2013	53,300	0	53,300	10,832,369	0.49%
FY 2012	130,000	0	130,000	9,359,934	1.39%

Our average burn rate for the preceding three fiscal years as set forth in the table above was 2.5%.  The burn rate is the ratio of the number of shares underlying awards granted under the 2011 EIP during a fiscal year to our weighted-average common shares outstanding at the corresponding fiscal year end.

As of September 1, 2015, we had 1,950,300 stock options outstanding under the 2011 EIP with a weighted-average per share exercise price of $3.50 and a weighted-average remaining contractual term of 3.13 years, subject to time-based vesting.  The 1,950,300 stock options outstanding and 49,700 shares available for issuance under the 2011 EIP represent an overhang of approximately 9.97% based on our common shares outstanding as of September 1, 2015.  The 1,000,000 additional shares proposed to be available for future grant under our 2015 SIP would increase the overhang to approximately 14.24% based on our common shares outstanding as of September 1, 2015.  We calculate “overhang” as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.

Approval of the 2015 SIP is intended to enable us to achieve the following objectives:

The continued ability to offer stock-based incentive compensation to our eligible employees and non-employee directors. Without equity incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes.  These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development of new and existing products, cause a loss of motivation by employees to achieve superior performance over the longer term and reduce the incentive of employees to remain employed with our Company during the vesting of the equity grant.  Equity-based awards also directly align a portion of the compensation of our employees with the economic interests of our stockholders.

The ability to maintain an equity incentive plan that can attract and retain employee talent while keeping the rate of dilution low.  We are requesting approval of 1,000,000 shares. After carefully forecasting our anticipated growth rate for the next few years and considering our historical forfeiture rates, we currently believe that the share reserve under the 2015 SIP Plan will be sufficient for us to make anticipated grants of equity incentive awards under our current compensation program for the next three years.  However, a change in business conditions, Company strategy or equity market performance could alter this projection.

The ability to offer a variety of stock compensation awards including stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units, and performance awards. The variety of awards available under the 2015 SIP gives us flexibility to respond to market-competitive changes in equity compensation practices.

The ability to provide a new equity plan that reflects best current compensation practices. We have revisited the terms of our equity plan to include provisions that we believe reflect the best current compensation practices and that implement strong governance-related protections for our stockholders including:

•	Administration. The 2015 SIP will be administered by the Compensation Committee of our Board of Directors, which is comprised entirely of independent non-employee directors.

•

Continued broad-based eligibility for equity awards.  We grant equity awards to a broad range of our employees.  By doing so, we align employee interests with stockholder interests throughout the organization and motivate our employees to act in the best interests of our stockholders.

•

No evergreen provision; stockholder approval is required for additional shares.  The 2015 SIP does not contain an annual “evergreen” provision, so stockholder approval is required to increase the maximum number of securities that may be issued under the 2015 SIP.

•

Repricing is not allowed without stockholder approval.  The 2015 SIP prohibits the repricing or exchange for cash of underwater stock options and stock appreciation rights without prior stockholder approval.

•	Equity-based clawback provision. The 2015 SIP provides that all awards will be subject to any compensation clawback or recoupment policy adopted by our Board of Directors or required by law.

•

No discount stock options or stock appreciation rights.  All stock options and stock appreciation rights will have an exercise price equal to at least the fair market value of our common stock on the date the stock option or stock appreciation right is granted, except in certain situations in which we are assuming or replacing options granted by another company that we are acquiring.

•	No tax gross-ups. The 2015 SIP does not provide for any tax gross-ups.

•	Annual limits on non-employee director grants. The 2015 SIP includes fixed limits as to the maximum value of awards that may be granted in each calendar year to non-employee directors.

Proxies received in response to this solicitation will be voted “FOR” the approval and adoption of the 2015 Stock Incentive Plan unless otherwise specified in the proxy.

Vote Required

Approval of this proposal requires a vote of the majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2015 STOCK INCENTIVE PLAN.

Summary of the 2015 Stock Incentive Plan

The following summary highlights the significant terms of the 2015 SIP.  This summary does not contain all of the information contained in the 2015 SIP, which is set forth in full as Appendix A to this Proxy Statement. To the extent there is a conflict between this summary and the terms of the 2015 SIP, the terms of the 2015 SIP will govern.

Purposes.  The purposes of the 2015 SIP are to enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other services providers and provide additional incentives of such persons to devote their effort and skill to the advancement of the Company by providing them an opportunity to participate in the ownership of the Company.

Shares Authorized.  1,000,000 shares will be authorized under the 2015 SIP, subject to adjustment for stock splits and other similar changes in our capital structure.  Any shares subject to awards that are forfeited, expire or are otherwise terminated without shares being issued will be returned to the pool of shares available for grant and issuance under the 2015 SIP.  In addition, any shares subject to awards that are tendered by holders or withheld by us to pay the exercise price of an award or shares withheld to satisfy tax withholding obligations in connection with the exercise or vesting of any awards will also be returned to the pool of shares available for grant and issuance under the 2015 SIP.

Limitations on Awards.  No more than 1,000,000 shares may be issued pursuant to the exercise of incentive stock options. Subject to adjustment for stock splits and other similar changes in our capital structure, no participant in the 2015 SIP may be granted (a) options or stock appreciation rights during any 12-month period with respect to more than 500,000 shares (increased to two times such amount with respect to awards granted during the first calendar year of employment) and (b) restricted stock awards, restricted stock unit awards, performance awards or stock bonus awards during any calendar year that are intended to comply with the performance-based exception under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), if applicable, and are denominated in shares under which more than 500,000 shares may be earned for each 12 months in the vesting period or performance period (increased to two times such amount with respect to awards during the first calendar year of employment).  These limits are intended to ensure that awards will qualify under Section 162(m) of the Code, if applicable.  Failure to qualify under this section might result in our inability to take a tax deduction for part of its performance-based compensation to senior executives. In addition, during any calendar year no participant may be granted cash-based awards that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash under which more than $10,000,000 may be earned for each 12 months in the performance period (increased to two times such amount with respect to awards granted during the first calendar of employment).

Eligible Participants.  Incentive stock options may be granted only to Company employees. All other awards may be granted to any of our employees, directors, consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The Compensation Committee determines which individuals will participate in the 2015 SIP. As of September 1, 2015, there were approximately 22 employees and 4 non-employee directors eligible to participate in the 2015 SIP.

Adjustments.  If the number of outstanding shares of the Company is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in our capital structure, then (a) the number of shares reserved for issuance and future grant under the 2015 SIP; (b) the exercise prices of and number of shares subject to outstanding options and stock appreciation rights; (c) the number of shares subject to other outstanding awards; (d) the maximum number of shares that may be issued as incentive stock options or other awards and (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year, will be proportionately adjusted, subject to any required action by our Board of Directors or our stockholders and in compliance with applicable securities laws.  No fraction of shares may be issued following any adjustment.

Award Types.  The 2015 SIP permits the issuance of the following types of awards: non-qualified and incentive stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units and performance awards.

•

Options.  Options may be non-qualified stock options or incentive stock options and may vest based on time or achievement of performance goals.  Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest.  The term of options may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years.

•

Restricted Stock.  A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions, which may vest based on time or achievement of performance goals.  The price, if any, of a restricted stock award will be determined by the Compensation Committee.

•

Stock Bonuses.  Stock bonus awards may be granted as additional compensation for past or future service or achievement of performance goals, and therefore, no payment will be required for any shares awarded under a stock bonus.

•

Stock Appreciation Rights.  Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant up to a maximum amount of cash or number of shares.  The term of stock appreciation rights may not be longer than ten years.

•

Restricted Stock Units.  Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance goals.  If a restricted stock unit has not been forfeited, then on the date specified in the applicable agreement, we will deliver to the holder of the restricted stock unit shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash.

•

Performance Awards.  Performance awards cover a number of shares of our common stock that may be settled upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares.

Non-Employee Directors.  Under the 2015 SIP, non-employee directors may be granted awards either on a discretionary basis or pursuant to policy adopted by our Board of Directors, except that no non-employee director may be granted awards in any calendar year with a grant date fair value of more than $1,000,000 (increased to two times such amount with respect to awards granted during the first calendar year of service).

Administration.  The Compensation Committee will administer the 2015 SIP. Subject to the terms and limitations expressly set forth in the 2015 SIP, the Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and, establishes the terms, conditions and other provisions of the grants.  The Compensation Committee may construe and interpret the 2015 SIP and prescribe, amend and rescind any rules and regulations relating to the 2015 SIP.

Eligibility Under Section 162(m) of the Code and Section 16 of the Exchange Act.  Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation paid to the chief executive officer and three other most highly compensated officers (excluding the chief financial officer) (“covered employees”) to the extent that any of them receive more than $1.0 million in compensation in any single year.  However, if compensation qualifies as performance-based compensation for Section 162(m) purposes, a public company may deduct the compensation for federal income tax purposes, even if the compensation exceeds $1.0 million in a single year.

Our 2015 SIP permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1.0 million limitation on income tax deductibility imposed by Section 162(m) of the Code.  In addition to the grant of options or stock appreciation rights that are deemed to be performance-based if issued with an exercise price no less than the fair market value on the date of grant, our Compensation Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The 2015 SIP is intended to comply with the requirements of Section 162(m) of the Code such that performance-based awards in excess of $1.0 million payable to our covered employees may be deductible by us.  While our Compensation Committee is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, it believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives.  Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code.  To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria may include any of the factors selected by the Compensation Committee and specified in an award, from among the following objective measures, either individually, alternatively or in any combination, applied to us as a whole or any business unit or subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparator companies, to determine whether the performance goals established by the Compensation Committee with respect to applicable awards have been satisfied:

•	profit before tax;

•	billings;

•	revenue;

•	net revenue;

•

Earnings, which may include earnings before interest, earnings before interest and taxes, earnings before interest, taxes and depreciation, earnings before interest, taxes, depreciation and amortization, net earnings and other metrics based on or derived from earnings;

•	operating income;

•	operating margin;

•	operating profit;

•	controllable operating profit;

•	net operating profit;

•	net profit;

•	gross margin;

•	operating expenses or operating expenses as a percentage of revenue;

•	net income;

•	earnings per share;

•	total stockholder return;

•	market share;

•	return on assets or net assets;

•	our stock price;

•	growth in stockholder value relative to a pre-determined index;

•	return on equity;

•	return on invested capital;

•	cash flow, including free cash flow or operating cash flows;

•	cash conversion cycle;

•	economic value added;

•	individual confidential business objectives;

•	contract awards or backlog;

•	overhead or other expense reduction;

•	credit rating;

•	strategic plan development and implementation;

•	succession plan development and implementation;

•	improvement in workforce diversity;

•	customer indicators;

•	new product invention or innovation;

•	attainment of research and development milestones;

•	improvements in productivity;

•	bookings; and

•	attainment of objective operating goals and employee metrics.

Performance goals (and any exclusions) will be set by the Compensation Committee prior to the earlier of 90 days after the commencement of the applicable performance period and the expiration of 25% of the performance period and will otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.  When required by Section 162(m) of the Code, prior to settlement of any award at least two of the “outside directors” then serving on the Compensation Committee (or a majority if more than two “outside directors” then serve on the Compensation Committee) will determine and certify in writing the extent to which such performance goals have been timely achieved and the extent to which the award has been earned, and the Compensation Committee may adjust downwards, but not upwards, the amount payable pursuant to the award.  Awards granted to participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).  With respect to participants whose compensation is subject to Section 162(m) of the Code, the Compensation Committee may specify at the time of the initial grant of the award, the manner of adjustment of any performance goals upon which vesting or settlement of any portion of the Award is to be subject to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Compensation Committee, or to exclude the effects of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including extraordinary, unusual, infrequent, or non-recurring items, an event either not directly related to our operations or not within the reasonable control of our management, changes in applicable laws, regulations or accounting principles or standards, currency fluctuations, discontinued operations, non-cash items, such as amortization, depreciation or reserves, asset impairment or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets or other similar corporate transaction, but only to the extent such adjustments would be permitted under Section 162(m) of the Code.

Corporate Transactions.  In the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, unless otherwise determined by the Compensation Committee, all outstanding awards may be assumed or replaced by the successor corporation.  In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the awards).  The successor corporation may also issue, in place of outstanding shares held by the participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant.  In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the awards will have their vesting accelerate as to all shares subject to such award (and any applicable right of repurchase fully lapse) immediately prior to the consummation of the corporate transaction.  In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, then the Compensation Committee will notify the participants that such award will be exercisable for a period of time determined by the Compensation Committee, and such awards will terminate upon the expiration of such period.  Awards need not be treated similarly in a corporate transaction.  Notwithstanding the foregoing, in the event of a change of control, merger, sale of all or substantially all of our assets or other similar corporate transaction, the vesting of all awards granted to non-employee directors will accelerate and such awards will become exercisable in full.

Method of Payment.  The exercise price of options and the purchase price, if any, of other stock awards may be paid in cash or by check or, where expressly approved by the Compensation Committee and permitted by law, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker-assisted or other form of cashless exercise program, any combination of the foregoing or any other method permitted by applicable law.

Transferability.  Except as otherwise determined by the Compensation Committee, awards granted under the 2015 SIP may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution.

Repricing Prohibited.  Repricing, or reducing the exercise price of outstanding options or stock appreciation rights, or canceling in exchange for cash outstanding options or stock appreciation rights when the exercise price per share exceeds the fair market value of one share is prohibited without stockholder approval under the 2015 SIP.

Term.  The 2015 SIP will terminate 10 years from the date our Board of Directors approved it, unless it is earlier terminated. The effectiveness of the 2015 SIP is subject to approval of the 2015 SIP by our stockholders within twelve (12) months following the date our Board of Directors approved it.

Amendments.  Our Board of Directors may terminate or amend the 2015 SIP at any time, provided that no action may be taken by our Board of Directors (except for adjustment for stock splits and other similar changes in our capital structure described in “Adjustments” above) without the approval of our stockholders to:

•	permit the repricing of outstanding stock options or stock appreciation rights under the 2015 SIP;

•	cancel in exchange for cash outstanding stock options or stock appreciation rights under the 2015 SIP when the exercise price per share exceeds the fair market value of one share; or

•	otherwise implement any amendment to the 2015 SIP required to be approved by stockholders.

Insider Trading Policy.  Any participant that receives an award under the 2015 SIP must comply with our insider trading policy.

Clawback or Recoupment.  Awards, including gains realized with respect to such awards, under the 2015 SIP will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board of Directors or required by law.

U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in the 2015 SIP.  The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.  Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2015 SIP.

Non-Qualified Stock Options.  A participant will realize no taxable income at the time a non-qualified stock option is granted under the 2015 SIP, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares.  We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

Incentive Stock Options.  A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted.  If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option.  Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition.  While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option.  Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively.  If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

Restricted Stock.  A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested) or (ii) makes an election under Section 83(b) of the Code to pay tax in the year the grant is made with respect to all of the shares subject to the grant.  At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares.  This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding.  We receive a tax deduction at the same time and for the same amount taxable to the participant.  If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

Stock Bonuses.  The participant will not realize income when a stock bonus (which can be settled in cash or our common stock) is granted, but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her.  The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer.  We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Stock Appreciation Rights.  A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant.  Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted Stock Units.  In general, no taxable income is realized upon the grant of a restricted stock unit award (which can be settled in cash or our common stock).  The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the restricted stock unit vests.  We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Performance Awards.  The participant will not realize income when a performance award is granted (which can be settled in cash or our common stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her.  The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Withholding Tax Requirements.  Whenever shares are to be issued in satisfaction of awards granted under the 2015 Plan or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements.  Whenever payments in satisfaction of an award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements.  The Compensation Committee may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.

ERISA Information

The 2015 SIP is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

PROPOSAL 6 -- APPROVAL OF AMENDED AND RESTATED BYLAWS

The Board has proposed, pursuant to Article VI of the Bylaws of the Company, to amend and restate the Bylaws as set forth in Appendix B (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws were approved by the Board of Directors on August 18, 2015.  While stockholder approval of the Amended and Restated Bylaws is not required under the Delaware General Corporation Law or the terms of our existing bylaws and the Board has the power and authority under the current Bylaws to amend the Bylaws, the Board determined it was in the best interests of the Company and its stockholders to have the stockholders ratify the Amended and Restated Bylaws.

The Board believes that the Amended and Restated Bylaws improve the corporate governance of the Company by providing bylaws more appropriate for a publicly reporting company and will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value.  The Company’s existing Bylaws were adopted in 1998 prior to its filing of a Form 10-SB with the SEC as “Standard Capital Corporation.”

Below is a brief summary of the ways in which the Amended and Restated Bylaws would modify the Bylaws as currently in effect.  This summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which you are urged to read in its entirety and is attached as Appendix B.

The Amended and Restated Bylaws:

•

Update the name of the Company from Standard Capital Corporation to VolitionRx Limited;

•

Add information about the corporate offices and maintenance of books and records;

•

Expand the scope of permissible meetings to include remote communication authorized by Delaware General Corporation Law;

•

Specify what business may be conducted at stockholders’ meetings;

•

Set forth procedures for advance notice of stockholder business, including proposals to be included in the Company’s proxy statement, and director nominations;

•

Require that stockholder actions only be taken at meetings;

•

Specify certain procedures governing director resignations and vacancies;

•

Specify notice requirements for director meetings;

•

Set forth procedures and considerations for interested director transactions;

•

Revise eligibility and voting rules for committees;

•

Set forth the procedure with respect to ownership by the Company of shares of other entities;

•

Amend and add provisions regarding stock of the corporation, including those regarding certificates, partly paid shares, special designations on certificates, lost certificates, transfers, and registered stockholders;

•

Specify procedures for notice and waiver of notice, including electronic transmissions;

•

Broaden indemnification provisions for directors, officers, employees and agents;

•

Adopt Delaware as the exclusive jurisdiction for certain legal proceedings; and

•

Specify the requirements to further amend the Amended and Restated Bylaws.

As discussed above, amendments to our Bylaws include the requirement that stockholders only act through meetings and provide the Company with more advance notice for nominating directors and presenting business for consideration at the annual and special meeting of stockholders.  Such amendments could have an anti-takeover effect as it makes it more difficult for the stockholders to take actions and to propose director nominees or present matters for approval of the stockholders, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

No past or present director or officer or nominee for director of the Company, or any of their associates, has a substantial direct or indirect interest in the approval by the stockholders of the proposed Amended and Restated Bylaws, except with respect to the indemnification provisions described above.

Proxies received in response to this solicitation will be voted “FOR” the approval and ratification of the Amended and Restated Bylaws unless otherwise specified in the proxy.

Vote Required

Stockholder approval is not required for the Board to amend our Bylaws; however, the Board believes that stockholder support of the Amended and Restated Bylaws is important and is a matter of good corporate governance practice.  Approval of this proposal requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.  In the event of a negative vote on such approval and ratification, the Board will consider the wishes of the stockholders but reserves the right to retain the Amended and Restated Bylaws in its current form at its sole and absolute discretion.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED BYLAWS.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, proposed nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one copy of the Notice of Annual Meeting of Stockholders, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2014 (collectively the “Proxy Materials”) to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, the Company will deliver promptly upon written or oral request a separate copy of the Notice or Proxy Materials to a stockholder at a shared address to which a single copy of the Notice or Proxy Materials was delivered.  You may make such a written or oral request by calling the Company or sending a written notification, stating your name, your shared address and the address to which the Company should direct the additional copy of the Notice or Proxy Materials, to VolitionRx Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, Attention: Rodney G. Rootsaert, Corporate Secretary, or by telephone at +1 (646) 650-1351.  If multiple stockholders sharing an address have received one copy of the Notice or Proxy Materials, or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices.  Additionally, if current stockholders with a shared address received multiple copies of the Notice or Proxy Materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholders are hereby notified that if they wish for a proposal to be included in our Proxy Statement and form of proxy relating to the 2016 annual meeting of stockholders, they must deliver a written copy of their proposal no later than May 21, 2016.  If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to VolitionRx Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, Attention: Rodney G. Rootsaert, Corporate Secretary.  To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.W., Washington, DC 20549.  You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

OTHER MATTERS

The Board knows of no other matters to be submitted at this Annual Meeting.  If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent in accordance with their best judgment.

A Notice of Internet Availability of Proxy Materials was mailed to our stockholders on or about September 18, 2015, which contained instructions on how to access the proxy materials on the Internet.  You may obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, with all exhibits filed therewith, from the SEC’s web site at www.sec.gov under EDGAR filings.  We will provide to you a copy of our Annual Report by writing us c/o Corporate Secretary, VolitionRx Limited, Centre Technologique, Rue du Séminaire, 20A, BE - 5000 Namur, Belgium, by telephone at +1 (646) 650-1351, or by facsimile at +32 8172 5651. Exhibits filed with our Annual Report will be provided upon written request, in the same manner noted above, at a nominal per page charge.  Information on our website is not part of the proxy soliciting material and is not incorporated herein by reference.

By order of the Board of Directors,

/s/ Cameron Reynolds
Cameron Reynolds – President, Chief Executive Officer and Director

Namur, Belgium

September 18, 2015

APPENDIX A

VOLITIONRX LIMITED

2015 STOCK INCENTIVE PLAN

As adopted by the Board of Directors on August 18, 2015

ARTICLE 1

PURPOSES OF THE PLAN

1.1

Purposes.  The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, terms not otherwise defined herein will have the meanings indicated below:

2.1

“Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

2.2

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Awards.

2.3

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

2.4

“Board” means the Board of Directors of the Company.

2.5

“Cause” means termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent, Subsidiary or Affiliate of the Company, the Participant’s conviction for or guilty plea to a felony or a crime involving moral turpitude or any willful perpetration by the Participant of a common law fraud; (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company; (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent, Subsidiary or Affiliate of the Company and the Participant regarding the terms of the Participant’s Service, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Officer, Director, Non-Employee Director or Consultant of the Company or a Parent, Subsidiary or Affiliate of the Company, other than as a result of having a Disability or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent, Subsidiary or Affiliate of the Company and the Participant; (d) Participant’s disregard of the policies of the Company or any Parent, Subsidiary or Affiliate of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent, Subsidiary or Affiliate of the Company or (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of or is otherwise materially injurious to the Company or a Parent, Subsidiary or Affiliate of the Company.  The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 13.11, and the term “Company” will be interpreted to include any Affiliate, Subsidiary or Parent, as appropriate.  Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 2.5.

2.6

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

2.7

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan or part of the Plan has been delegated as permitted by law.

2.8

“Common Stock” means the Common Stock of the Company.

2.9

“Company” means VolitionRx Limited or any successor corporation.

2.10

“Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

2.11

“Corporate Transaction” means the occurrence of any of the following events:  (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this clause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by member of the Board whose appointment or election is not endorsed by as majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purposes of this clause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction.  For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with the Company.  Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

2.12

“Director” means a member of the Board.

2.13

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.14

“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.

2.15

“Effective Date” means the date on which the Plan is approved by the affirmative vote of the holders of a majority of the Shares of Common Stock of the Company which are entitled to be voted and are voted on the proposal to approve this Plan (and for such purpose, any “broker non-votes” will not be counted as being entitled to be voted on that proposal, but will be counted for quorum purposes).

2.16

“Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.17

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.18

 “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

2.19

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable or (c) if none of the foregoing is applicable, by the Board or the Committee in good faith using any reasonable method of evaluation in a manner consistent with the valuation principles under Section 409A of the Code.

2.20

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

2.21

“IRS” means the United States Internal Revenue Service.

2.22

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

2.23

“Option” means an award of an option to purchase Shares pursuant to Article 4 or Article 10.

2.24

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.25

“Participant” means a person who holds an Award under this Plan.

2.26

“Performance Award” means cash or stock granted pursuant to Article 9 or Article 10.

2.27

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target or index or group of comparator companies, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied: (a) profit before tax; (b) billings; (c) revenue; (d) net revenue; (e) earnings (which may include earnings before interest; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; net earnings and other metrics based on or derived from earnings); (f) operating income; (g) operating margin; (h) operating profit; (i) controllable operating profit; (j) net operating profit; (k) net profit; (l) gross margin; (m) operating expenses or operating expenses as a percentage of revenue; (n) net income; (o) earnings per share; (p) total stockholder return; (q) market share; (r) return on assets or net assets; (s) the Company’s stock price; (t) growth in stockholder value relative to a pre-determined index; (u) return on equity; (v) return on invested capital; (w) cash flow (including free cash flow or operating cash flows); (x) cash conversion cycle; (y) economic value added; (z) individual confidential business objectives; (aa) contract awards or backlog; (bb) overhead or other expense reduction; (cc) credit rating; (dd) strategic plan development and implementation; (ee) succession plan development and implementation; (ff) improvement in workforce diversity; (gg) customer indicators; (hh) new product invention or innovation; (ii) attainment of research and development milestones; (jj) improvements in productivity; (kk) bookings and (ll) attainment of objective operating goals and employee metrics.  The Committee may provide for one or more adjustments to the Performance Factors in accordance with Section 11.3.

2.28

“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

2.29

“Performance Share” means an Award granted pursuant to Article 9 or Article 10.

2.30

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

2.31

“Plan” means this VolitionRx Limited 2015 Stock Incentive Plan.

2.32

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

2.33

“Restricted Stock Award” means an award of Shares pursuant to Article 5 or Article 10 or issued pursuant to the early exercise of an Option.

2.34

“Restricted Stock Unit” means an Award granted pursuant to Article 8 or Article 10.

2.35

“SEC” means the United States Securities and Exchange Commission.

2.36

“Securities Act” means the United States Securities Act of 1933, as amended.

2.37

“Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave; (b) military leave or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration of such leave is guaranteed by contract or statute or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement.  In the event of military leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.  An employee will have terminated employment as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor will not terminate the service provider’s Service, unless determined by the Committee, in its discretion.  The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.

2.38

“Shares” means shares of the Company’s Common Stock and the common stock of any successor entity.

2.39

“Stock Appreciation Right” means an Award granted pursuant to Article 7 or Article 10.

2.40

“Stock Bonus” means an Award granted pursuant to Article 6 or Article 10.

2.41

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.42

“Treasury Regulations” means regulations promulgated by the United States Treasury Department.

2.43

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

ARTICLE 3

PLAN SHARES

3.1

Number of Shares Available.  Subject to adjustment as provided in Section 3.5, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is one million (1,000,000) Shares.

3.2

Lapsed, Returned Awards.  If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a SAR), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan.  If (i) any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company or (ii) withholding tax liabilities arising from such Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis.

3.3

Minimum Share Reserve.  At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

3.4

Limitations; Eligibility.  No more than one million (1,000,000) Shares will be issued pursuant to the exercise of ISOs.  ISOs may be granted only to Employees.  All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.  Subject to adjustment as provided in Section 3.5, no Participant may be granted (a) Options or SARs during any 12-month period with respect to more than five hundred thousand (500,000) Shares and (b) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards or Stock Bonus Awards during any calendar year that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in Shares under which more than five hundred thousand (500,000) Shares may be earned for each twelve (12) months in the vesting period or Performance Period.  Each of the limitations in the preceding sentence of this Section 3.4 shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries.  If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section 3.4.

3.5

Adjustment of Shares.  If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, spin-off or similar change in the capital structure of the Company, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 3.1; (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs; (c) the number of Shares subject to other outstanding Awards; (d) the maximum number of shares that may be issued as ISOs or other Awards set forth in Section 3.4 and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3.4, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.

ARTICLE 4

OPTIONS

4.1

Options.  An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable.  The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this Section 4.1.

4.2

Option Grant.  Each Option granted under this Plan will identify the Option as an ISO or an NSO.  An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option and (b) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

4.3

Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option or a specified future date.  The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

4.4

Exercise Period.  Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.5

Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 13.1 and the Award Agreement and in accordance with any procedures established by the Company.

4.6

Method of Exercise.  Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.  An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator) and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes).  Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 3.5.  Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

4.7

Termination of Service.  Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.  Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.  Unless otherwise provided in the Award Agreement, if the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, if the Participant is terminated for Cause, then Participant’s Options will expire on such Participant’s date of termination of Service or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.  Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

4.8

Limitations on Exercise.  The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.9

Limitations on ISOs.  With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs.  For purposes of this Section 4.9, ISOs will be taken into account in the order in which they were granted.  The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

4.10

Modification or Extension.  Subject in all cases to Section 13.8, the Committee may modify or extend outstanding Options (but not beyond their original term) and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended or otherwise altered will be treated in accordance with Section 424(h) of the Code.

4.11

No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

ARTICLE 5

RESTRICTED STOCK AWARDS

5.1

Restricted Stock Awards.  A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant or Director Shares that are subject to restrictions (“Restricted Stock”).  The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price (if any), the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

5.2

Award Agreement.  All Restricted Stock Awards will be evidenced by an Award Agreement.  Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price (if any), within thirty (30) days from the date the Award Agreement was delivered to the Participant.  If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

5.3

Purchase Price.  The Purchase Price (if any) for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted.  Payment of the Purchase Price (if any) must be made in accordance with Section 13.1, the Award Agreement and any procedures established by the Company.

5.4

Terms of Restricted Stock Awards.  Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law.  These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement.  Prior to the grant of a Restricted Stock Award, the Committee will:  (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

5.5

Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 6

STOCK BONUS AWARDS

6.1

Stock Bonus Awards.  A Stock Bonus Award is an award to an eligible Employee, Consultant or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary.  All Stock Bonus Awards will be made pursuant to an Award Agreement.  No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

6.2

Terms of Stock Bonus Awards.  The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement.  Prior to the grant of any Stock Bonus Award the Committee will:  (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals (if any) and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

6.3

Form of Payment to Participant.  Payment may be made in the form of cash, whole Shares or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

6.4

Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1

Stock Appreciation Rights.  A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

7.2

Terms of SARs.  The Committee will determine the terms of each SAR, including:  (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR and (d) the effect of the Participant’s termination of Service on each SAR.  The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value.  A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR and (y) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

7.3

Exercise Period and Expiration Date.  A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR.  The SAR Agreement will set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 4.7 also will apply to SARs.

7.4

Form of Settlement.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised.  At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof.  The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

7.5

Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 8

RESTRICTED STOCK UNITS

8.1

Restricted Stock Units.  A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant or Director covering a number of Shares that may be settled in cash and/or by issuance of Shares (which may consist of Restricted Stock).  All RSUs will be made pursuant to an Award Agreement.

8.2

Terms of RSUs.  The Committee will determine the terms of an RSU including:  (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the amount (including any minimum amount), nature (which may include cash, Shares or a combination of both) and valuation of the consideration to be paid or distributed on settlement; (d) the effect of the Participant’s termination of Service on each RSU; and (e) such other terms as the Committee may determine.  An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement.  If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will:  (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any and (z) determine the number of Shares deemed subject to the RSU.  Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

8.3

Timing of Settlement.  Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement.  The Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

8.4

Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 9

PERFORMANCE AWARDS

9.1

Performance Awards.  A Performance Award is an award to an eligible Employee, Consultant or Director of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock).  Grants of Performance Awards will be made pursuant to an Award Agreement.

9.2

Terms of Performance Shares.  The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including:  (a) the amount of any cash bonus; (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that will determine the time and extent to which each Performance Award will be settled; (d) the consideration to be distributed on settlement and (e) the effect of the Participant’s termination of Service on each Performance Award.  In establishing Performance Factors and the Performance Period the Committee will:  (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used and (z) determine the number of Shares deemed subject to the award of Performance Shares.  Prior to settlement the Committee will determine the extent to which Performance Awards have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.  During any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Section 162(m) of the Code and are denominated in cash under which more than $10,000,000 may be earned for each twelve (12) months in the Performance Period.  This limitation shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries.  If an Award is cancelled, the cancelled Award shall continue to be counted toward the limitation in this Section 9.2.

9.3

Value, Earning and Timing of Performance Shares.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.  After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved.  The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

9.4

Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

ARTICLE 10

GRANTS TO NON-EMPLOYEE DIRECTORS

10.1

Grants To Non-Employee Directors.  Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs.  Awards pursuant to this Article 10 may be automatically made pursuant to policy adopted by the Board or made from time to time as determined in the discretion of the Board.  No Non-Employee Director may be granted Awards pursuant to this Article 10 in any calendar year with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1,000,000.  The limitation in the preceding sentence of this Section 10.1 shall be multiplied by two (2) with respect to Awards granted to a Non-Employee Director during the first calendar year in which the Non-Employee Director provides services as a Non-Employee Director.

10.2

Eligibility.  Awards pursuant to this Article 10 will be granted only to Non-Employee Directors.  A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Article 10.

10.3

Vesting, Exercisability and Settlement.  Except as set forth in Article 12, Awards will vest, become exercisable and be settled as determined by the Board.  With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

10.4

Election to receive Awards in Lieu of Cash.  A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee.  Such Awards will be issued under the Plan.  An election under this Section 10.4 will be filed with the Company on the form prescribed by the Company.

ARTICLE 11

ADMINISTRATION OF THE PLAN

11.1

Committee Composition; Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors.  The Committee will have the authority to: (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan; (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award; (c) select persons to receive Awards; (d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine; (e) determine the number of Shares or other consideration subject to Awards; (f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary; (g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of or as alternatives to other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company; (h) grant waivers of Plan or Award conditions; (i) determine the vesting, exercisability and payment of Awards; (j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement; (k) determine whether an Award has been earned; (l)  reduce or waive any criteria with respect to Performance Factors (subject to any applicable requirements or limitations under Section 162(m) of the Code); (m) adjust Performance Factors in accordance with Section 11.3 with respect to persons whose compensation is subject to Section 162(m) of the Code; (n) adopt terms and conditions, rules and procedures (including the adoption of any sub-plan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States; (o) make all other determinations necessary or advisable for the administration of this Plan and (p) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.

11.2

Committee Interpretation and Discretion.  Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan.  Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review.  The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant.  The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

11.3

Section 162(m) of the Code and Section 16 of the Exchange Act.  When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee will include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two of such “outside directors” (or a majority if more than two “outside directors” then serve on the Committee) will approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject.  If the Committee determines that an Award (other than an Option or SAR) is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the Performance Factors. Such performance goals (and any exclusions) shall (a) be set by the Committee prior to the earlier of 90 days after the commencement of the applicable Performance Period and the expiration of 25% of the Performance Period and (b) otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.  When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) of such “outside directors” then serving on the Committee will determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Award has thereby been earned, and the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award.  Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, the Committee may specify, in its sole discretion, at the time of the initial grant of the Award, the manner of adjustment of any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject to the extent necessary to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of an event or occurrence which the Committee determines should appropriately be excluded, including: extraordinary, unusual, infrequent, or non-recurring items; an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; changes in applicable laws, regulations or accounting principles or standards; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction, but only to the extent such adjustments would be permitted under Section 162(m) of the Code.

11.4

Documentation.  The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

11.5

Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to:  (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such sub-plans and/or modifications will be attached to this Plan as appendices); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 3.4 hereof and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

ARTICLE 12

CORPORATE TRANSACTIONS

12.1

Assumption or Replacement of Awards by Successor.  In the event of a Corporate Transaction, any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement will be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction.  In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participants in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period.  Awards need not be treated similarly in a Corporate Transaction.

12.2

Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan (“Substitute Awards”).  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.  Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 3.4, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

12.3

Non-Employee Directors’ Awards.  Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

ARTICLE 13

MISCELLANEOUS

13.1

Payment For Share Purchases.  Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement): (a) by cancellation of indebtedness of the Company to the Participant; (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled; (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company; (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan; (e) by any combination of the foregoing or (f) by any other method of payment as is permitted by applicable law.

13.2

Withholding Taxes.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company or to the Parent or Subsidiary employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award.  Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax or social insurance requirements or any other tax liability legally due from the Participant.  The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.  The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by paying cash, electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company.

13.3

Transferability.  Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  If the Committee makes an Award transferable, including by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate.  All Awards will be exercisable:  (a) during the Participant’s lifetime only by (i) the Participant or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees and (c) in the case of all awards except ISOs, by a Permitted Transferee.

13.4

Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award.  In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested.  After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 13.5.

13.5

Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be. Dividend Equivalent Rights will not be granted in connection with any Options or SARs.

13.6

Certificates.  All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

13.7

Escrow; Pledge of Shares.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13.8

Repricing Prohibited.  Other than pursuant to Section 3.5, the Committee will not (a) amend the terms of outstanding Options or SARs to reduce the Exercise Price of outstanding Options or SARs; (b) cancel outstanding Options or SARs when the Exercise Price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Corporate Transaction); or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed, in any case without prior stockholder approval.

13.9

Deferrals.  The Committee may determine that the delivery of Shares, payment of cash or a combination thereof upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made only in accordance with Section 409A of the Code.  Consistent with Section 409A of the Code, the Committee may provide for distributions while a Participant is providing Services to the Company or any Parent or Subsidiary.

13.10

Securities Law and Other Regulatory Compliance.  An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:  (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

13.11

No Obligation To Employ.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

13.12

Adoption and Stockholder Approval.  This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

13.13

Term of Plan; Governing Law.  Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board.  This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

13.14

Amendment or Termination of Plan.  The Board may at any time terminate or amend this Plan in any respect, including amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval or amend Section 13.8; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted.

13.15

Nonexclusivity of the Plan.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

13.16

Insider Trading Policy.  Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

13.17

All Awards Subject to Company Clawback or Recoupment Policy.  All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

13.18

Compliance with Section 409A of the Code.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.  Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A) that are otherwise required to be made under the Plan or any Award Agreement to a “specified employee” (as defined under Section 409A) as a result of his or her “separation from service” (as defined below) (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such “separation from service” and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period (or, if earlier, within 10 business days following the date of death of the specified employee) or as soon as administratively practicable within 60 days thereafter, but in no event later than the end of the applicable taxable year.  A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A.  For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of continuous Service” or like terms shall mean “separation from service.”

APPENDIX B

AMENDED AND RESTATED

BYLAWS

OF

VOLITIONRX LIMITED

B-1

TABLE OF CONTENTS

Page

ARTICLE I - CORPORATE OFFICES

1

1.1

Registered Office

1

1.2

Other Offices

1

1.3

Books and Records

1

ARTICLE II - MEETINGS OF STOCKHOLDERS

1

2.1

Place of Meetings

1

2.2

Annual Meeting

1

2.3

Special Meeting

1

2.4

Advance Notice Procedures

1

2.5

Notice of Stockholders’ Meetings

5

2.6

Quorum

5

2.7

Adjourned Meeting; Notice

5

2.8

Conduct Of Business

5

2.9

Voting

5

2.10

Stockholder Action by Written Consent Without a Meeting

6

2.11

Record Dates

6

2.12

Proxies

6

2.13

List of Stockholders Entitled to Vote

7

2.14

Inspectors of Election

7

ARTICLE III - DIRECTORS

7

3.1

Powers

7

3.2

Number of Directors

7

3.3

Election, Qualification and Term of Office of Directors

8

3.4

Resignation and Vacancies

8

3.5

Place of Meetings; Meetings by Telephone

8

3.6

Regular Meetings

8

3.7

Special Meetings; Notice

8

3.8

Quorum; Voting

9

3.9

Board Action by Written Consent Without a Meeting

9

3.10

Fees and Compensation of Directors

9

3.11

Removal of Directors

9

3.12

Interested Directors

9

ARTICLE IV - COMMITTEES

10

4.1

Committees of Directors

10

4.2

Committee Minutes

10

4.3

Meetings and Action of Committees

10

4.4

Subcommittees

10

ARTICLE V - OFFICERS

11

5.1

Officers

11

5.2

Appointment of Officers

11

5.3

Subordinate Officers

11

5.4

Removal and Resignation of Officers

11

5.5

Vacancies in Offices

11

5.6

Representation of Shares of Other Corporations

11

5.7

Authority and Duties of Officers

11

ARTICLE VI - STOCK

11

6.1

Stock Certificates; Partly Paid Shares

11

6.2

Special Designation on Certificates

12

6.3

Lost Certificates

12

6.4

Dividends

12

6.5

Transfer of Stock

12

6.6

Stock Transfer Agreements

12

6.7

Registered Stockholders

12

B-i

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

13

7.1

Notice of Stockholders’ Meetings

13

7.2

Notice by Electronic Transmission

13

7.3

Notice to Stockholders Sharing an Address

13

7.4

Notice to Person with Whom Communication is Unlawful

13

7.5

Waiver of Notice

14

ARTICLE VIII - INDEMNIFICATION

14

8.1

Indemnification of Directors and Officers in Third Party Proceedings

14

8.2

Indemnification of Directors and Officers in Actions by or in the Right of the Corporation

14

8.3

Successful Defense

14

8.4

Indemnification of Others

14

8.5

Advance Payment of Expenses

15

8.6

Limitation on Indemnification

15

8.7

Determination; Claim

15

8.8

Non-Exclusivity of Rights

15

8.9

Insurance

15

8.10

Survival

16

8.11

Effect of Repeal or Modification

16

8.12

Certain Definitions

16

ARTICLE IX - GENERAL MATTERS

16

9.1

Execution of Corporate Contracts and Instruments

16

9.2

Fiscal Year

16

9.3

Seal

16

9.4

Checks, Notes, Drafts, Etc

16

9.5

Conflict With Applicable Law or Certificate of Incorporation

16

9.6

Construction; Definitions

16

9.7

Selection of Forum

17

ARTICLE X - AMENDMENTS

17

B-ii

AMENDED AND RESTATED
BYLAWS
OF
VOLITIONRX LIMITED

ARTICLE I - CORPORATE OFFICES

1.1

Registered Office.  The registered office of VolitionRx Limited shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2

Other Offices.  The corporation’s board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

1.3

Books and Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II -  MEETINGS OF STOCKHOLDERS

2.1

Place of Meetings.  Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors.  The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”).  In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2

Annual Meeting.  The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the corporation’s notice of the meeting.  At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted.  The board of directors may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

2.3

Special Meeting.

(i)

A special meeting of the stockholders, other than those required by statute, may be called at any time by (A) the board of directors pursuant to a resolution adopted by a majority of the board of directors, (B) the chairman of the board of directors, (C) the chief executive officer or (D) the president (in the absence of a chief executive officer), but a special meeting may not be called by any other person or persons.  The board of directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(ii)

The notice of a special meeting shall include the purpose for which the meeting is called.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors, chairman of the board of directors, chief executive officer or president (in the absence of a chief executive officer).  Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4

Advance Notice Procedures.

(i)

Advance Notice of Stockholder Business.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be brought:  (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i).  In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law.  For the avoidance of doubt, except for proposals properly made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”), and the regulations thereunder (or any successor rule and in any case as so amended), clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a)

To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation.  To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made.  In no event shall any adjournment, rescheduling or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a).  “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b)

To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting:  (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”).  In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for the determination of stockholders entitled to notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date.  For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c)

A stockholder providing written notice required by this Section 2.4(i) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five business days prior to such adjourned or postponed meeting.  In the case of an update and supplement pursuant to clause (i) of this Section 2.4(i)(c), such update and supplement shall be received by the secretary at the principal executive offices of the corporation not later than five business days after the record date for the meeting.  In the case of an update and supplement pursuant to clause (ii) of this Section 2.4(i)(c), such update and supplement shall be received by the secretary at the principal executive offices of the corporation not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to such adjourned or postponed meeting.

(d)

Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii).  In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.  The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)

Advance Notice of Director Nominations at Annual Meetings.  Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders.  Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii).  In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(a)

To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above; provided additionally, however, that in the event that the number of directors to be elected to the board of directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased board made by the corporation at least ten days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such Public Announcement is first made by the corporation.

(b)

To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1)

as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director:  (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among any of the stockholder, each nominee and/or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or relating to the nominee’s potential service on the board of directors, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2)

as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for the purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)

At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d)

A stockholder providing written notice required by this Section 2.4(ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five business days prior to such adjourned or postponed meeting.  In the case of an update and supplement pursuant to clause (i) of this Section 2.4(ii)(d), such update and supplement shall be received by the secretary at the principal executive offices of the corporation not later than five business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.4(ii)(d), such update and supplement shall be received by the secretary at the principal executive offices of the corporation not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to such adjourned or postponed meeting.

(e)

Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.  The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(f)

To be eligible to be a nominee for election as a director of the corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.4(iii) to the secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

(iii)

Advance Notice of Director Nominations for Special Meetings.

(a)

For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above.  To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.  In no event shall any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice.  A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii).  In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b)

The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv)

Other Requirements and Rights.  In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act.  Nothing in this Section 2.4 shall be deemed to affect any right of the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5

Notice of Stockholders’ Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6

Quorum.  The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.  Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Whether or not a quorum is present at a meeting of stockholders, the chairperson of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7

Adjourned Meeting; Notice.  When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8

Conduct Of Business.  The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.  The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairman of the board, if any, the chief executive officer (in the absence of the chairman) or the president (in the absence of the chairman of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9

Voting.  The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.  Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.  Voting at meetings of stockholders need not be by written ballot.

2.10

Stockholder Action by Written Consent Without a Meeting.  Subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof that have been expressly granted the right to take action by written consent, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

2.11

Record Dates.  In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12

Proxies.  Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.  A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

2.13

List of Stockholders Entitled to Vote.  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting:  (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business.  In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14

Inspectors of Election.  Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment.  The number of inspectors shall be either one (1) or three (3).  If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy; provided further that, in any case, if no inspector or alternate is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint at least one (1) inspector to act at the meeting.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.  Such inspectors shall:

(i)

determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)

receive votes, ballots or consents;

(iii)

hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)

count and tabulate all votes or consents;

(v)

determine when the polls shall close;

(vi)

determine the result; and

(vii)

do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical.  If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.  Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III -  DIRECTORS

3.1

Powers.  The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2

Number of Directors.  The board of directors shall consist of one or more members, each of whom shall be a natural person.  Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the board of directors.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3

Election, Qualification and Term of Office of Directors.  Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.  Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws.  The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4

Resignation and Vacancies.  Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation.  A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.  Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.  If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Delaware Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting power of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.5

Place of Meetings; Meetings by Telephone.  The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6

Regular Meetings.  Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7

Special Meetings; Notice.  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board of directors, the chief executive officer, the president, the secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)

delivered personally by hand, by courier or by telephone;

(ii)

sent by United States first-class mail, postage prepaid;

(iii)

sent by facsimile; or

(iv)

sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting.  If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting.  Any oral notice may be communicated to the director.  The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8

Quorum; Voting.  At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business.  If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9

Board Action by Written Consent Without a Meeting.  Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.  Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time.  Any such consent shall be revocable prior to its becoming effective.

3.10

Fees and Compensation of Directors.  Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.11

Removal of Directors.  Unless otherwise provided in the certificate of incorporation, any director may be removed from office by the stockholders of the corporation only for cause by a majority of the voting power of all the then outstanding shares then entitled to vote at the election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.12

Interested Directors.  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.  Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV -  COMMITTEES

4.1

Committees of Directors.  The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2

Committee Minutes.  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3

Meetings and Action of Committees.  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)

Section 3.5 (place of meetings and meetings by telephone);

(ii)

Section 3.6 (regular meetings);

(iii)

Section 3.7 (special meetings and notice);

(iv)

Section 3.8 (quorum; voting);

(v)

Section 7.5 (waiver of notice); and

(vi)

Section 3.9 (action without a meeting)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members.  However:

(i)

the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee;

(ii)

special meetings of committees may also be called by resolution of the board of directors; and

(iii)

notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The board of directors or a committee may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4

Subcommittees.  Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V -  OFFICERS

5.1

Officers.  The officers of the corporation shall be a president and a secretary.  The corporation may also have, at the discretion of the board of directors, a chairman of the board of directors, a vice chairman of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.  Any number of offices may be held by the same person.

5.2

Appointment of Officers.  The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3

Subordinate Officers.  The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4

Removal and Resignation of Officers.  Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice.  Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5

Vacancies in Offices.  Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6

Representation of Shares of Other Corporations.  The chairman of the board of directors, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other equity interests of any other corporation or corporations or entity or entities standing in the name of this corporation.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7

Authority and Duties of Officers.  All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

ARTICLE VI -  STOCK

6.1

Stock Certificates; Partly Paid Shares.  The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman of the board of directors or vice- chairman of the board of directors, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  The corporation shall not have power to issue a certificate in bearer form.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2

Special Designation on Certificates.  If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3

Lost Certificates.  Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time.  The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4

Dividends.  The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock.

The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.  Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

6.5

Transfer of Stock.  Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, subject to Section 6.3 of these bylaws, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6

Stock Transfer Agreements.  The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7

Registered Stockholders.  The corporation:

(i)

shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)

shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)

shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII -  MANNER OF GIVING NOTICE AND WAIVER

7.1

Notice of Stockholders’ Meetings.  Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records.  An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2

Notice by Electronic Transmission.  Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if:

(i)

the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)

such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)

if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)

if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)

if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)

if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply with respect to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3

Notice to Stockholders Sharing an Address.  Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4

Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5

Waiver of Notice.  Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII -  INDEMNIFICATION

8.1

Indemnification of Directors and Officers in Third Party Proceedings.  Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative,  investigative or other (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee, member, manager, trustee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), damages, losses, liabilities, judgments, fines, penalties, ERISA excise taxes, amounts paid or payable in settlement, any federal, state, local or foreign taxes, and all other charges paid or payable by such person in connection with investigating, defending, being a witness in or participating in, or preparing to defend, be a witness or participate in, any Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person’s conduct was unlawful.

8.2

Indemnification of Directors and Officers in Actions by or in the Right of the Corporation.  Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee, member, manager, trustee or agent of another corporation, limited liability company, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), damages, losses, liabilities, judgments, fines, penalties, ERISA excise taxes, amounts paid or payable in settlement, any federal, state, local or foreign taxes, and all other charges paid or payable by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3

Successful Defense.  To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees), damages, losses, liabilities, judgments, fines, penalties, ERISA excise taxes, amounts paid or payable in settlement, any federal, state, local or foreign taxes, and all other charges paid or payable by such person in connection therewith.

8.4

Indemnification of Others.  Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law.  The board of directors shall have the power to delegate to such person or persons as the board shall in its discretion determine the determination of whether employees or agents shall be indemnified.

8.5

Advance Payment of Expenses.  Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL.  Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.  The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

8.6

Limitation on Indemnification.  Subject to the requirements in Section 8.3 and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)

for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)

for the disgorgement of profits arising from the purchase or sale by such person of securities of the corporation in violation of Section 16(b) of the 1934 Act, or any similar successor statute, state law or other law;

(iii)

for any reimbursement to the corporation of any bonus or other incentive-based or equity-based compensation previously received by such person or payment of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements under Section 304 of the Sarbanes-Oxley Act of 2002 in connection with an accounting restatement of the corporation or the payment to the corporation of profits arising from the purchase or sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act);

(iv)

initiated by such person, including any Proceeding against the corporation or its directors, officers, employees, or other indemnitees and not by way of defense, except (a) proceedings regarding indemnification for expenses in enforcing rights (unless a court of competent jurisdiction determines that each of the material assertions made by such person in such proceeding was not made in good faith or was frivolous); or (b) where the corporation has joined in or the board has consented to the initiation of such proceedings; or

(v)

if a final decision by a court of competent jurisdiction determines that such indemnification is prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever:  (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.7

Determination; Claim.  The corporation shall indemnify any claimant person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law.  In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8

Non-Exclusivity of Rights.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.  The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9

Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10

Survival.  The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11

Effect of Repeal or Modification.  A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12

Certain Definitions.  For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.  For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX -  GENERAL MATTERS

9.1

Execution of Corporate Contracts and Instruments.  Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances.  Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2

Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.3

Seal.  The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors.  The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4

Checks, Notes, Drafts, Etc.  All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the corporation by such officer, officers, person or persons as from time to time may be designated by the board of directors or by an officer or officers authorized by the board of Directors to make such designation.

9.5

Conflict With Applicable Law or Certificate of Incorporation.  These bylaws are adopted subject to any applicable law and the certificate of incorporation. Whenever these bylaws may conflict with any applicable law or the certificate of incorporation, such conflict shall be resolved in favor of such law or the certificate of incorporation.

9.6

Construction; Definitions.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

9.7

Selection of Forum.  Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX, Section 9.7.

ARTICLE X -  AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors, voting as a single class, shall be required for the stockholders of the corporation to alter, amend or repeal, or adopt any provision of these bylaws.  The board of directors shall also have the power to adopt, amend or repeal bylaws.

VOLITIONRX LIMITED

CERTIFICATE OF AMENDMENT AND RESTATEMENT OF BYLAWS

_____________________________________________________________________________________________________

The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of VolitionRx Limited, a Delaware corporation, and that the foregoing bylaws were amended and restated on August 18, 2015 by the corporation’s board of directors and approved by vote of the corporation’s stockholders on [_________], 2015.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this day of [_________], 2015.

__________________________________

Rodney Rootsaert, Secretary

VOLITIONRX LIMITED
51 MERCEDES WAY
EDGEWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M96217-P69111

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

VOLITIONRX LIMITED

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Cameron Reynolds
02) Dr. Martin Faulkes
03) Guy Innes
04) Dr. Alan Colman
05) Dr. Habib Skaff

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3, 5 and 6, and 1 Year on proposal 4.

	For	Against	Abstain
2. To ratify the appointment of Sadler, Gibb & Associates, LLC, as the independent registered public accounting firm of the Company for the year ended December 31, 2015.	☐	☐	☐
3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

	For	Against	Abstain
5. To approve the Company's 2015 Stock Incentive Plan.	☐	☐	☐
6. To approve and adopt the amendment and restatement of the Company's Bylaws.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M96218-P69111

VOLITIONRX LIMITED
Annual Meeting of Shareholders
October 30, 2015
This proxy is solicited by the Board of Directors

The undersigned, a shareholder of VolitionRx Limited, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement for the Annual Meeting to be held on October 30, 2015. The undersigned hereby appoints Cameron Reynolds and Dr. Martin Faulkes, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote ALL of the shares of the Common Stock in the Company, standing in the name of the undersigned at the Annual Meeting of Shareholders to be held on October 30, 2015, and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" THE RATIFICATION OF SADLER, GIBB & ASSOCIATES, LLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2015, "FOR" THE APPROVAL ON A NON-BINDING ADVISORY BASIS OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, EVERY "1 YEAR" ON A NON-BINDING ADVISORY BASIS WITH RESPECT TO THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, "FOR" THE APPROVAL OF THE COMPANY'S 2015 STOCK INCENTIVE PLAN, AND "FOR" THE APPROVAL AND ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S BYLAWS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE THE SHARES BY TELEPHONE OR VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL.

Continued and to be signed on reverse side